CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                    Depositor

           Adjustable Rate Mortgage-Backed Pass-Through Certificates,
                                  Series 2004-1

                         $[1,205,400,000] (Approximate)
             Expected Investor Settlement Date: September [30], 2004

                            TERM SHEET ~ Version 1.0
                               September [7], 2004

                           DLJ Mortgage Capital, Inc.
                                     Seller


                   Washington Mutual Mortgage Securities Corp.
                               Seller and Servicer


                        Select Portfolio Servicing, Inc.

                       Countrywide Home Loans Servicing LP

                        GreenPoint Mortgage Funding, Inc.

                         Wells Fargo Home Mortgage, Inc.
                                    Servicers


                           Wilshire Credit Corporation
                                Special Servicer


                             Wells Fargo Bank, N.A.
            Master Servicer, Trust Administrator and Back-up Servicer


                         U.S. Bank National Association
                                     Trustee


                         Credit Suisse First Boston LLC
                                   Underwriter

            STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING

                        ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials is referred to as the "Information".

The Information has been provided by Credit Suisse First Boston LLC. Neither the Issuer of the Certificates, the Depositor, nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the applicable Certificates' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the Certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates discussed in this communication has not been filed with the Securities and Exchange Commission.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the Certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Certificates discussed in this communication for definitive Information on any matter discussed in this communication.

Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston LLC trading desk at (212) 538-3831.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.




                              Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2004-1
                                                      $[1,205,400,000] (Approximate)
                                                        Offered Certificates

               Original                  Avg. Life     Prin. Window                      Pricing
Class          Balance        Initial     Call/Mat.     Call / Mat.                      Speed and    Proj. Net    W.A.      Exp'd
               (+/-5%)       Coupon (%)  (Years)1       (Months)2           Type        Assumption    Margin3      MTR    Rating4
--------- ------------------ ----------- ------------ ----------------- -------------- -------------- ----------- ------- ---------
1-A-1     $[65,011,000.00]   [4.7563]5     [1.81 /     [1-35 / 1-35]     Sen/WAC/PT       25 CPB       [1.915]%    [33]     AAA/Aaa
                                            1.81]
2-A-1     $[162,087,000.00]  [5.0807]6     [2.45 /                       Sen/WAC/PT       25 CPB       [1.911]%    [58]     AAA/Aaa
                                            2.45]      [1-58 / 1-60]
3-A-1     $[37,835,000.00]   [5.0009]7     [2.43 /                       Sen/WAC/PT       25 CPB       [1.982]%    [81]     AAA/Aaa
                                            2.74]      [1-58 / 1-83]
4-A-1     $[124,131,000.00]  [5.5638]8     [2.45 /                       Sen/WAC/PT       25 CPB       [1.994]%   [119]     AAA/Aaa
                                            3.02]      [1-58 / 1-120]
5-A-1     $[79,888,000.00]   [4.7496]9     [1.73 /                       Sen/WAC/PT       25 CPB       [1.981]%    [32]     AAA/Aaa
                                            1.73]       [1-35/ 1-35]
6-A-1     $[126,590,000.00]  [5.2607]10    [2.44 /                       Sen/WAC/PT       25 CPB       [2.009]%    [58]     AAA/Aaa
                                            2.45]      [1-58 / 1-59]
7-A-1     $[44,579,000.00]   [3.0528]11    [3.75 /                       Sen/WAC/PT       20 CPR       [1.695]%    [1]      AAA/Aaa
                                            4.11]     [1-119 / 1-359]
8-A-1     $[53,591,000.00]   [3.4674]12    [3.73 /                       Sen/WAC/PT       20 CPR       [1.930]%    [4]      AAA/Aaa
                                            4.08]     [1-119 / 1-359]
9-A-1     $[181,500,000.00]   [TBD]13      [2.28 /                       Sen/Floater      30 CPR       [1.930]%    [32]     AAA/Aaa
                                            2.49]      [1-75 / 1-166]
9-A-2     $[132,557,000.00]   [TBD]14      [2.28 /                       Sen/Floater      30 CPR       [2.949]%    [32]     AAA/Aaa
                                            2.50]      [1-75 / 1-169]
9-A-3     $[75,000,000.00]    [TBD]15      [1.30 /                       Sen/Floater      30 CPR       [2.949]%    [32]     AAA/Aaa
                                            1.30]      [1-42 / 1-42]
9-A-4     $[25,000,000.00]    [TBD]16      [5.23 /                       Sen/Floater      30 CPR       [2.949]%    [32]     AAA/Aaa
                                            6.10]     [42-75 / 42-169]
 AR           $[50.00]        [TBD]17       [TBD]          [TBD]        Sen/Residual       [NA]          [NA]     [TBD]      AAA/NR
AR-L          $[50.00]        [TBD]17       [TBD]          [TBD]        Sen/Residual       [NA]          [NA]     [TBD]      AAA/NR




Information is preliminary and subject to final collateral, rating agency approval and legal review. The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the final collateral. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.



--------------------------------

1 The weighted average lives with respect to the Group 1, Group 2, Group 3, Group 4, Group 5 and Group 6 Certificates, will be calculated to `Call' as the earlier of the 10% optional termination, assuming all loans pay down on their first reset date; and to `Maturity' assuming all loans pay down on their first reset date; in both cases assuming the Pricing Speed and Assumptions stated above.

2 The principal windows with respect to the Group 1, Group 2, Group 3, Group 4, Group 5 and Group 6 Certificates, will be calculated to `Call' as the earlier of the 10% optional termination, assuming all loans pay down on their reset date; and to `Maturity' assuming all loans pay down on their first reset date; in both cases assuming the Pricing Speed and Assumptions stated above.

3 Based on weighted average information on the assumed collateral as of the Cut-off Date.

4 The Group 1, Group 2, Group 3, Group 4, Group 5, Group 6, Group 7, Group 8 and Group 9 Certificates (as defined herein, and other than the Class AR and Class AR-L) are expected to be rated by Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The Class AR and Class AR-L Certificates are expected to be rated by S&P.

5 The initial pass-through rate on the Class 1-A-1 Certificates is expected to be approximately [4.7563]% per annum. After the first distribution date, the per annum pass-through rate on the Class 1-A-1 Certificates will equal the weighted average of the net interest rates on the group 1 mortgage loans (30/360 accrual basis, 24 day delay).

6 The initial pass-through rate on the Class 2-A-1 Certificates is expected to be approximately [5.0807]% per annum. After the first distribution date, the per annum pass-through rate on the Class 2-A-1 Certificates will equal the weighted average of the net interest rates on the group 2 mortgage loans (30/360 accrual basis, 24 day delay).

7 The initial pass-through rate on the Class 3-A-1 Certificates is expected to be approximately [5.0009]% per annum. After the first distribution date, the per annum pass-through rate on the Class 3-A-1 Certificates will equal the weighted average of the net interest rates on the group 3 mortgage loans per annum (30/360 accrual basis, 24 day delay).

8 The initial pass-through rate on the Class 4-A-1 Certificates is expected to be approximately [5.5638]% per annum. After the first distribution date, the per annum pass-through rate on the Class 4-A-1 Certificates will equal the weighted average of the net interest rates on the group 4 mortgage loans per annum (30/360 accrual basis, 24 day delay).

9 The initial pass-through rate on the Class 5-A-1 Certificates is expected to be approximately [4.7496]% per annum. After the first distribution date, the per annum pass-through rate on the Class 5-A-1 Certificates will equal the weighted average of the net interest rates on the group 5 mortgage loans minus [0.02%] per annum (30/360 accrual basis, 24 day delay).

10 The initial pass-through rate on the Class 6-A-1 Certificates is expected to be approximately [5.2607]% per annum. After the first distribution date, the per annum pass-through rate on the Class 6-A-1 Certificates will equal the weighted average of the net interest rates on the group 6 mortgage loans minus [0.02%] per annum (30/360 accrual basis, 24 day delay).

11 The initial pass-through rate on the Class 7-A-1 Certificates is expected to be approximately [3.0528]% per annum. After the first distribution date, the per annum pass-through rate on the Class 7-A-1 Certificates will equal the weighted average of the net interest rates on the group 7 mortgage loans per annum (30/360 accrual basis, 24 day delay).

12 The initial pass-through rate on the Class 8-A-1 Certificates is expected to be approximately [3.4674]% per annum. After the first distribution date, the per annum pass-through rate on the Class 8-A-1 Certificates will equal the weighted average of the net interest rates on the group 8 mortgage loans per annum (30/360 accrual basis, 24 day delay).

13 The initial pass-through rate on the Class 9-A-1 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 9-A-31 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,
   (ii) the group 9 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group 99A and group 9B mortgage loans the Class 9-A-31 certificate margin will increase to [TBD]%.

14 The initial pass-through rate on the Class 9-A-2 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 9-A-32 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,
   (ii) the group 9 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group 99A and group 9B mortgage loans the Class 9-A-23 certificate margin will increase to [TBD]%.

15 The initial pass-through rate on the Class 9-A-3 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 9-A-3 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,
   (ii) the group 9 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group 99A and group 9B mortgage loans the Class 9-A-3 certificate margin will increase to [TBD]%.

16 The initial pass-through rate on the Class 9-A-4 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 9-A-34 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,
   (ii) the group 9 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group 99A and group 9B mortgage loans the Class 9-A-34 certificate margin will increase to [TBD]%.

17 The initial  pass-through  rate on the Class AR  Certificates  and Class AR-L
   Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class AR Certificates and Class AR-L Certificates will equal the weighted average of the net interest rates on the group 1 mortgage loans (30/360 accrual basis, 24 day delay).


                                     Adjustable Rate Mortgage-Backed Pass-Through Certificates,
                                                            Series 2004-1
                                                    Offered Certificates (cont.)

Class       Original        Initial    Avg. Life     Prin. Window         Type       Pricing     Proj. Net      W.A.       Exp'd
             Balance      Coupon (%)  Call / Mat.     Call / Mat.                   Speed and     Margin3       MTR       Rating4
             (+/-5%)                   (Years)1        (Months)                    Assumption
-------- ---------------- ---------- -------------- ---------------- ------------- ------------ ----------- --------- -------------
9-M-1    $[24,957,000.00]   [TBD]5     [4.36/4.68]   [38-75/38-117]    Sub/Floater     30 CPR     [2.949]%     [32]      [AA]/[Aa2]
9-M-2    [$9,075,000.00]    [TBD]6     [4.28/4.34]    [37-75/37-88]    Sub/Floater     30 CPR     [2.949]%     [32]       [A]/[A2]
9-M-3    $[3,403,500.00]    [TBD]7     [3.84/3.84]    [37-64/37-64]    Sub/Floater     30 CPR     [2.949]%     [32]    [BBB+]/[Baa1]
9-M-4    $[2,268,897.00]    [TBD]8     [3.18/3.18]    [37-46/37-46]    Sub/Floater     30 CPR     [2.949]%     [32]    [BBB+]/[Baa2]
C-B-1        $[TBD]         [TBD]9       [TBD]           [TBD]         Sub/WAC/PT      25 CPB      [TBD]%     [TBD]      [AA]/[Aa2]
C-B-2        $[TBD]         [TBD]9       [TBD]           [TBD]         Sub/WAC/PT      25 CPB      [TBD]%     [TBD]       [A]/[A2]
C-B-3        $[TBD]         [TBD]9       [TBD]           [TBD]         Sub/WAC/PT      25 CPB      [TBD]%     [TBD]     [BBB]/[Baa2]
-------- ---------------- ---------- -------------- ---------------- ------------- ------------ ----------- --------- -------------



                                                  Non-Offered Certificates

Class       Original        Initial    Avg. Life     Prin. Window         Type       Pricing     Proj. Net    W.A.        Exp'd
             Balance      Coupon (%)  Call / Mat.     Call / Mat.                   Speed and     Margin3     MTR        Rating4
             (+/-5%)                   (Years)1        (Months)2                    Assumption
-------- ---------------- ---------- -------------- ---------------- ------------- ------------ ----------- --------- -------------
C-B-4        $[TBD]         [TBD]9       [TBD]           [TBD]         Sub/WAC/PT     25 CPR      [TBD]%     [TBD]      [BB]/[Ba3]
C-B-5        $[TBD]         [TBD]9       [TBD]           [TBD]         Sub/WAC/PT     25 CPR      [TBD]%     [TBD]       [B]/[NR]
C-B-6        $[TBD]         [TBD]9       [TBD]           [TBD]         Sub/WAC/PT     25 CPR      [TBD]%     [TBD]        NR/NR
 9-X         $[0.00]          N/A         N/A             N/A           Residual       N/A          N/A       N/A         NR/NR
-------- ---------------- ---------- -------------- ---------------- ------------- ------------ ----------- --------- -------------

Information is preliminary and subject to final collateral, rating agency approval and legal review. The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the final collateral. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.


----------------------------------------

1 The weighted average lives with respect to the Class C-B Certificates will be calculated to `Call' as the earlier of the 10% optional termination, assuming all loans pay down on their first reset date; and to `Maturity' assuming all loans pay down on their first reset date; in both cases assuming the Pricing Speed and Assumptions stated above.

2 The principal windows with respect to the Class C-B Certificates will be calculated to `Call' as the earlier of the 10% optional termination, assuming all loans pay down on their first reset date; and to `Maturity' assuming all loans pay down on their first reset date; in both cases assuming the Pricing Speed and Assumptions stated above.

3 Based on weighted average information on the assumed collateral as of the Cut-off Date.

4 The Group 9 Subordinate Certificates and the Class C-B Certificates (each as defined herein, and other than the Class C-B-6 Certificates) may be rated by one or both rating agencies.

5 The initial pass-through rate on the Class 9-M-1 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 119-M-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 9 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group 9A and group 9B mortgage loans the Class 9-M-1 certificate margin will increase to [TBD]%.

6 The initial pass-through rate on the Class 9-M-2 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 9-M-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,
   (ii) the group 9 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group 9A and group 9B mortgage loans the Class 9-M-2 certificate margin will increase to [TBD]%.

7 The initial pass-through rate on the Class 9-M-3 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 9-M-3 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,
   (ii) the group 9 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group 9A and group 9B mortgage loans the Class 9-M-3 certificate margin will increase to [TBD]%.

8 The initial pass-through rate on the Class 9-M-4 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 9-M-4 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,
   (ii) the group 9 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group 9A and group 9B mortgage loans the Class 9-M-4 certificate margin will increase to [TBD]%.

9 The initial pass-through rate on the Class C-B Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class C-B Certificates will equal the weighted average of the net interest rates on the group 1, group 2, group 3, group 4, group 5, group 6, group 7 and group 8 mortgage loans (less [0.02]% for the group 5 and group 6 mortgage loans), as further described in the prospectus supplement (30/360 accrual basis, 24 day delay).

I.  SUMMARY


Title of series             Adjustable Rate Mortgage-Backed Pass-Through
                            Certificates, Series 2004-1.

Depositor                   Credit Suisse First Boston Mortgage Securities Corp.

Sellers DLJ Mortgage Capital, Inc. and Washington Mutual Mortgage Securities Corp. ("WMMSC").

Servicers                   Select   Portfolio   Servicing,   Inc.  ("SPS")
                            (see  "SPS  servicing  risk"  herein), Countrywide
                            Home Loans Servicing LP,  Greenpoint  Mortgage
                            Funding,  Inc., Wells Fargo Home Mortgage, Inc. and
                            WMMSC.

Back-up Servicer            Wells Fargo Bank, N.A. (only with respect to the
                            SPS-serviced mortgage loans).

Special Servicer            Wilshire Credit Corporation.

Master Servicer             Wells Fargo Bank,  N.A.  (other than with  respect
                            to the  mortgage  loans  serviced by WMMSC).

Trustee                     U.S. Bank National Association.

Trust Administrator         Wells Fargo Bank, N.A.

Mortgage pool               [4,184]  adjustable-rate   mortgage  loans  with  an
                            aggregate   principal   balance   of   approximately
                            $[1,216,082,239.18]  as of the cut-off date, secured
                            by first  liens on one- to  four-family  residential
                            properties.  Generally, after the initial fixed rate
                            period,  the  interest  rate  and  payment  for  the
                            mortgage  loans  adjust  semi-annually  or  annually
                            based on an index plus a margin.  The mortgage  pool
                            consists of ten groups of mortgage  loans.  Groups 1
                            and 5 are each generally comprised of mortgage loans
                            with an initial  fixed rate  period of 2 or 3 years,
                            Groups  2 and  6 are  each  generally  comprised  of
                            mortgage  loans with an initial fixed rate period of
                            5 years, Group 3 is generally  comprised of mortgage
                            loans with an initial fixed period of 7 years, Group
                            4 is generally  comprised of mortgage  loans with an
                            initial  fixed  period  of  10  years,  Group  7  is
                            generally   comprised  of  mortgage  loans  with  an
                            initial  fixed  period  of  1  month,   Group  8  is
                            generally   comprised  of  mortgage  loans  with  an
                            initial fixed period of 6 months, Groups 9A and 9B are each generally comprised of mortgage loans with an initial fixed rate period of 1, 2, 3 or 5 years.

                            ---------------------------------------------------
                                       Number of Mortgage     Cut-off Date
                            Designation       Loans         Principal Balance
                            ---------------------------------------------------
                            Group 1           [139]         $[71,440,911.39]
                            Group 2           [337]        $[178,117,754.12]
                            Group 3           [135]         $[41,576,434.38]
                            Group 4           [278]        $[136,407,637.26]
                            Group 5           [421]         $[87,789,051.77]
                            Group 6           [701]        $[139,110,017.17]
                            Group 7           [129]         $[48,987,403.63]
                            Group 8           [144]         $[58,891,632.84]
                            Group 9A         [1023]        $[198,994,673.80]
                            Group 9B          [877]        $[254,766,722.83]
                            ---------------------------------------------------

                            Approximately    [73.54]%,    [72.09]%,    [42.87]%,
                            [66.16]%,  [76.15]%,  [69.91]%,  [99.20]%, [92.99]%,
                            [41.30]%  and  [42.38]% of the groups 1, 2, 3, 4, 5,
                            6, 7, 8, 9A and 9B mortgage loans, respectively, do not provide for any payments of principal prior to their first adjustment date, or, with respect to certain groups 5, 8, 9A, and 9B mortgage loans, five years from the date of origination, or, with respect to certain groups 1, 2, 3, 5, 6, 7, 8, 9A and 9B mortgage loans, ten years from the date of origination.

                            With respect to approximately [74.84]% of the group 4 mortgage loans, the servicing fee will initially be 0.25% and will increase to 0.375% beginning on the first rate adjustment date.

                            Information contained herein reflects the September 1, 2004 cut-off date scheduled balances. Collateral information contained herein is indicative. On the closing date, the aggregate principal balance of the mortgage loans in loan groups 1, 2, 3, 4, 5, 6, 7, 8, 9A and 9B, along with any amounts on deposit in the prefunding account, will equal the aggregate principal balance of the Groups 1, 2, 3, 4, 5, 6, 7, 8 and 9 Certificates and the Class C-B Certificates. For further collateral information, see "Collateral Summary" and "Collateral Details" herein.

[Prefunding Amount]         Approximately [10%].


[Capitalized Interest       [TBD]
Account]


Cut-off date                September 1, 2004.

Closing date                On or about  September  29, 2004.

Investor settlement date    On or about September 30, 2004.

Distribution dates          On the 25th day of each month, or if the 25th day is
                            not a business day, on the succeeding business day beginning in October 2004.

Scheduled final             The  distribution  date in January 2035.  The actual
distribution date           final distribution date

Maturity date               January 25, 2035.

Offered certificates        Class  1-A-1,  Class AR and Class AR-L  Certificates
                            (the "Group 1 Certificates"),

                            Class    2-A-1    Certificates    (the    "Group   2
                            Certificates"),

                            Class    3-A-1    Certificates    (the    "Group   3
                            Certificates"),

                            Class    4-A-1    Certificates    (the    "Group   4
                            Certificates"),

                            Class    5-A-1    Certificates    (the    "Group   5
                            Certificates"),

                            Class    6-A-1    Certificates    (the    "Group   6
                            Certificates"),

                            Class    7-A-1    Certificates    (the    "Group   7
                            Certificates"),

                            Class    8-A-1    Certificates    (the    "Group   8
                            Certificates"),

                            Class  9-A-1,  Class  9-A-2,  Class  9-A-3 and Class
                            9-A-4    Certificates    (the    "Group   9   Senior
                            Certificates"),

                            Class 9-M-1, Class 9-M-2, Class 9-M-3 and Class 9-M-4 Certificates (the "Group 9 Subordinate Certificates," and together with the Group 9 Senior Certificates and the Class 9-X Certificates, the "Group 9 Certificates"),

                            The Group 1 Certificates, Group 2 Certificates, Group 3 Certificates, Group 4 Certificates, Group 5 Certificates, Group 6 Certificates, Group 7
                            Certificates,  Group  8  Certificates  and  Group  9
                            Senior Certificates (together, the "Senior Certificates"),

                            Class C-B-1, Class C-B-2 and Class C-B-3 (together with the Senior Certificates and the Group 9 Subordinate Certificates, the "Offered Certificates").

Privately offered           Class   C-B-4,   Class   C-B-5   and   Class   C-B-6
certificates                Certificates  (together with the Class C-B-1,  Class
                            C-B-2 and Class C-B-3  Certificates,  the "Class C-B
                            Certificates") and the Class 9-X Certificates.

Form of offered             The  Offered  Certificates,  other than the Class AR
certificates                and  Class  AR-L  Certificates,  will be  book-entry
                            certificates.   The   Class   AR  and   Class   AR-L
                            Certificates will be physical certificates.

Minimum denominations       The  Offered  Certificates,  other than the Class AR
                            and Class AR-L Certificates, will be issued in minimum denominations (by principal balance) of $25,000 and integral multiples of $1 in excess thereof. The Class AR and Class AR-L Certificates will be issued in minimum percentage interests of 20%.

Accrual periods             For any  distribution  date and any class of Offered
                            Certificates,  other than the Group 9  Certificates,
                            the  calendar  month   immediately   preceding  that
                            distribution  date,  on the basis of a 360-day  year
                            consisting   of  twelve  30-day   months.   For  any
                            distribution date and the Group 9 Certificates,  the
                            period  commencing  on  the  immediately   preceding
                            distribution date (or the closing date, in the case of the first accrual period) and ending on the day immediately preceding the related distribution date, on the basis of a 360-day year and the actual number of days elapsed in each accrual period.

Delay days                  For any  distribution  date and any class of Offered
                            Certificates other than the Group 9 Certificates, 24
                            days.  For any  distribution  date  and the  Group 9
                            Certificates, 0 days.


Optional termination        On any  distribution  date on  which  the  aggregate
                            outstanding stated principal balance of the group 1, group 2, group 3, group 4, group 5, group 6, group 7 and group 8 mortgage loans is less than or equal to 10% of its aggregate principal balance as of the cut-off date, [TBD] may, but will not be required to, purchase from the trust all remaining group 1, group 2, group 3, group 4, group 5, group 6, group 7 and group 8 mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group 1, Group 2, Group 3, Group 4, Group 5, Group
                            6, Group 7, Group 8 and Class C-B Certificates.

                            On any distribution date on which the aggregate outstanding stated principal balance of the group 9A and group 9B mortgage loans is less than or equal to 10% of its aggregate principal balance as of the cut-off date, [TBD] may, but will not be required to, purchase from the trust all remaining group 9A and group 9B mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group 9 Certificates.

Ratings The Offered Certificates are expected to be rated by Moody's Investors Service, Inc. ("Moody's) and/or Standard & Poor's Ratings Services ("S&P"), with the ratings indicated in the table on page 2 above. Certain of the Class C-B Certificates may be rated by Moody's and/or S&P.

ERISA considerations        The  offered  certificates,  other than the Class AR
                            and Class AR-L  Certificates,  may be  eligible  for
                            purchase by transferees acting for, or on behalf of,
                            employee   benefit   plans   or   other   retirement
                            arrangements   that  are  subject  to  the  Employee
                            Retirement  Income  Security Act of 1974, as amended
                            ("ERISA"),  or  to  Section  4975  of  the  Internal
                            Revenue Code of 1986, as amended, subject to certain
                            considerations    described   in   the    prospectus
                            supplement.  Sales of the  Class AR and  Class  AR-L
                            Certificates    to   such   plans   or    retirement
                            arrangements are prohibited, except as described in the prospectus supplement.

Federal income tax          For federal income tax purposes,  the depositor will
consequences                cause   multiple   separate  real  estate   mortgage
                            investment  conduit  ("REMIC")  elections to be made
                            with respect to the trust  (exclusive  of the assets
                            held in the basis risk  reserve  fund).  The Offered
                            Certificates, other than the Class AR and Class AR-L
                            Certificates,  will  represent  ownership of regular
                            interests   in   the   upper   tier   REMIC.   These
                            certificates    will   generally   be   treated   as
                            representing  ownership  of debt for federal  income
                            tax purposes.  Holders of these certificates will be
                            required  to  include  as income  all  interest  and
                            original   issue   discount,   if   any,   on   such
                            certificates  in accordance  with the accrual method
                            of accounting, regardless of the
                            certificateholders'  usual methods of accounting. In
                            addition,  the Group 9 Certificates,  other than the
                            Class 9-X Certificates,  will be treated as having a
                            right to receive  certain  payments from the related
                            basis risk  reserve  fund.  For  federal  income tax
                            purposes, the Class AR-L Certificates will represent
                            ownership   of  the   residual   interests   in  the
                            lower-tier REMICs, which will hold the mortgage loans, and the Class AR Certificates will represent ownership of the residual interest in each remaining
                            REMIC.

Legal investment            When issued,  the Offered  Certificates,  other than
                            the Class  9-M-2,  Class 9-M-3,  Class 9-M-4,  Class
                            C-B-2  and  Class   C-B-3   Certificates,   will  be
                            "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984
                            ("SMMEA"). You should consult your legal advisors in determining whether and to what extent the Offered
                            Certificates  constitute legal  investments for you.

Principal and interest      Each  servicer (or if a servicer,  other than WMMSC,
advancing                   fails to make an advance, the master servicer), will
                            make  cash   advances  with  respect  to  delinquent
                            scheduled payments of principal and interest on any mortgage loan serviced by it, to the extent they are deemed recoverable.

Compensating interest       Each servicer will provide compensating interest for
                            prepayment interest shortfalls only to the extent described in the prospectus supplement.


Servicing transfer          It is anticipated that on or about December 1, 2004,
                            the servicing function for all or a portion of the mortgage loans serviced by SPS will be transferred to a successor servicer that meets the requirements of a successor servicer in the pooling and servicing agreement.


SPS servicing risk          Fairbanks  changed  its  name to  "Select  Portfolio
                            Servicing, Inc." on June 30, 2004.

                            On May 7, 2004, S&P announced that it had raised SPS' residential subprime and residential special servicer rankings from "Below Average" (where they had been placed on April 30, 2003) to "Average" with a "Stable" outlook.

                            On April 28, 2004, Moody's announced that it had raised SPS' Servicer Quality ratings as a Primary Servicer of residential subprime mortgage loans and as a special servicer from "SQ4" ("Below Average") (where they had been placed on May 5, 2003), to "SQ3" (Average).

                            On March 1, 2004, Fitch announced that it had removed SPS' servicer ratings from Rating Watch Negative, where SPS was placed on October 8, 2003, and reaffirmed its ratings announced in June 2003: residential primary servicer ratings for subprime and home equity of "RPS3-", an Alt-A primary servicer rating of "RPS3" and a special servicer rating of "RSS3".

                            On May 18, 2004, the United States District Court for the District of Massachusetts entered its final approval of the settlement of approximately 40 putative class action cases and made permanent its December 10, 2003 injunction that has the effect of staying all litigation against SPS relating to the claims addressed by the settlement agreement. The injunction excludes counterclaims and defenses that might arise out of foreclosure proceedings that SPS initiates and individuals who excluded themselves from the settlement to pursue individual claims for relief. The settlement contemplates that plaintiff's redress would come, in part, from the redress fund established in connection with SPS' settlement with the FTC and HUD described below.

                            On November 12, 2003, SPS announced that it had entered into a final settlement agreement with the FTC and HUD to resolve issues raised during their review of SPS' servicing practices. As part of the settlement, SPS agreed to pay to the FTC the amount of $40 million for the creation of a redress fund for the benefit of consumers harmed allegedly by SPS and to implement certain practices on a prospective basis.

                            On January 2, 2003, a putative class action was filed in a West Virginia state court against SPS and one of its external foreclosure attorneys in West Virginia. Plaintiffs alleged that certain of SPS' fees violated provisions of the West Virginia Code. Plaintiffs sought an injunction, declaratory relief, actual damages, civil penalties, punitive damages, attorneys' fees, and other relief against SPS. On January 7, 2003, the state court granted plaintiffs' motion for a temporary restraining order, enjoining foreclosure proceedings on approximately 200 mortgage loans in the State of West Virginia.

                            On September 30, 2003, SPS entered into a stipulation with the West Virginia plaintiffs whereby SPS, without admitting any liability, agreed to pay $969,401 to resolve the damage claims of the plaintiffs, $291,666 in fees and costs for plaintiffs' counsel, and $5,600 for administration of the settlement. On May 5, 2004, the court held a subsequent hearing and entered an order approving
                            the   settlement.

                            In addition to the damages settlement, SPS and the West Virginia plaintiffs have addressed the injunctive relief aspects of the case. Under the settlement, SPS may resume foreclosure activities in West Virginia, subject to certain restrictions. West Virginia loans that were in one of two specific categories (i.e., real estate owned or foreclosure) as of January 7, 2003 will be reviewed by a three-person panel, including a representative of SPS, to resolve any customer disputes that may exist regarding charges assessed by SPS on such customer's accounts and/or SPS' right to foreclose. In addition, on May 13, 2004, the West Virginia Supreme Court accepted a petition to certify certain questions regarding foreclosure procedure. A hearing will be held in late 2004, which, depending on whether and how the Court answers these questions, may impact the activities of SPS and other servicers in that state with respect to foreclosures and loan workouts.

                            In April 2004, SPS entered into consent agreements with Florida regulatory agencies, which provide for provisions similar to those contained in the consent order entered into with the FTC and HUD. While not admitting any liability, SPS agreed to refund certain amounts to Florida consumers identified by the regulators.

                            In June 2004, SPS entered into a consent agreement with Michigan regulatory agencies, which provides for provisions similar to those contained in the consent order entered into with the FTC and HUD. While not admitting any liability, SPS agreed to refund certain amounts to Michigan consumers.

                            SPS has experienced an increased level of scrutiny from various state regulatory agencies and a few states have conducted or commenced formal investigations. A few agencies have taken the position that notwithstanding the amount available under the FTC redress fund, such agencies would seek to ensure that the consumers residing in those states receive relief without regard to the relief available under the FTC redress funds. If those state regulatory agencies persist in their desire to have amounts paid to consumers who reside in those states regardless of the establishment of the FTC fund, it is unlikely that SPS will be able to pay amounts in addition to the amounts to be paid to fund the FTC redress fund. As a result, those agencies might elect to bring administrative or other actions against SPS seeking to require such refunds, the imposition of monetary penalties and/or revocation of SPS' license to conduct its servicing activities in that state. SPS has informed the depositor that due to this current and potential future adverse event, future income from its operations may be impacted negatively.

                            SPS has informed the depositor that Fannie Mae continues to review its servicing practices and procedures. SPS has also informed the depositor that Fannie Mae has given it no indication that it will be able to add additional Fannie Mae-owned loans to its servicing or subservicing portfolio after September 2004. There can be no assurance that Fannie Mae's continuing review or the results thereof will not have a significant adverse effect on SPS, its status as a Fannie Mae-approved seller/servicer, or its financial condition.

                            The occurrence of one or more of the foregoing events could lead to a transfer of SPS' servicing responsibilities which, in turn, could result in delays in distributions on the offered certificates and/or losses on the offered certificates. In addition, such developments could result in SPS' insolvency or bankruptcy, and there can be no assurance, in the event of a bankruptcy proceeding, that SPS could reorganize successfully in bankruptcy.

II.  CREDIT ENHANCEMENT (Groups 1 - 8)

Subordination               The Group 1,  Group 2,  Group 3,  Group 4,  Group 5,
                            Group  6,  Group  7 and  Group 8  Certificates  will
                            receive  distributions  of  interest  and  principal
                            before the Class C-B  Certificates  are  entitled to
                            receive distributions of interest or principal.  The
                            Class  C-B  Certificates   absorb  most  losses,  in
                            reverse order of principal priority, on the group 1, 2, 3, 4, 5, 6, 7 and 8 mortgage loans prior to the
                            Group 1,  Group 2,  Group 3, Group 4, Group 5, Group
                            6, Group 7 and Group 8 Certificates.

                            NOTE: The Class C-B Certificates represent interests in the group 1, 2, 3, 4, 5, 6, 7 and 8 mortgage loans; consequently, the Class C-B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the mortgage loans in any of these groups.

Group 1-8 credit            For any distribution  date, the fraction,  expressed
enhancement percentages     as a  percentage,  the numerator of which is the sum
                            of the  aggregate  class  principal  balance  of the
                            Class  C-B  Certificates   after  giving  effect  to
                            payments  on  such   distribution   date,   and  the
                            denominator of which is the aggregate loan group balance for group 1, 2, 3, 4, 5, 6, 7 and 8 mortgage loans for such distribution date.

                            Initial Group 1-8 Credit Enhancement Percentages:
                            ------------------- --------------------------
                                                  Approximate Expected
                                                     Initial Credit
                                   Class            Enhancement* (%)
                             ------------------ --------------------------
                                  Senior                [9.00]**
                               Certificates
                                   C-B-1                  [TBA]
                                   C-B-2                  [TBA]
                                   C-B-3                  [TBA]
                                   C-B-4                  [TBA]
                                   C-B-5                  [TBA]
                                   C-B-6                  [TBA]
                             ------------------ --------------------------
                            *Based on collateral cut-off balance.
                            **Subject to a +/- 0.50% variance

Shifting of interests       Except as  described  below,  the Group 1,  Group 2,
                            Group 3,  Group 4,  Group  5,  Group 6,  Group 7 and
                            Group 8 Certificates  will receive 100% of principal
                            prepayments  received on the  mortgage  loans in the
                            related loan group until the  [seventh]  anniversary
                            of the first distribution date. During the next four
                            years,  the  senior   certificates   will  generally
                            receive a disproportionately  large, but decreasing,
                            share of principal prepayments.  This will result in
                            a  quicker  return  of  principal  to  these  senior
                            certificates   and  increases  the  likelihood  that
                            holders of these certificates will be paid the full amount of principal to which they are entitled.

                            If the subordinate percentage before the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain other rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 50% of their pro rata share of principal prepayments. If the subordinate percentage on or after the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive their pro rata share of principal prepayments.

Cross-collateralization     In  certain  limited  circumstances,  principal  and
                            interest collected from any of the loan group 1, 2, 3, 4, 5, 6, 7 and 8 mortgage loans may be used to pay principal or interest, or both, to the senior certificates unrelated to that loan group.

Coverage for excess losses  The  Class C-B  Certificates  will  provide  limited protection to the classes of certificates of higher relative priority against special hazard losses, bankruptcy losses and fraud losses in excess of certain amounts, as described in the prospectus supplement.

                            Note: The Class C-B Certificates are allocated losses from mortgage loans in loan groups 1, 2, 3, 4, 5, 6, 7 and 8; consequently, disproportionately high special hazard, bankruptcy or fraud losses experienced by one loan group could adversely impact protection to unrelated Group 1, Group 2, Group 3, Group 4, Group 5, Group 6, Group 7 and Group 8 Certificates for these types of losses.

III.   DISTRIBUTIONS (Groups 1 - 8)

Available distribution      For any  distribution  date and each of the group 1,
amount                      2, 3, 4, 5, 6, 7 and 8 mortgage  loans,  the sum of:
                            (i)  scheduled  payments and advances on the related
                            mortgage loans, net of related  servicing,  trustee,
                            and insurance  fees, as  applicable;  (ii) insurance
                            and  liquidation   proceeds,   net  of  unreimbursed
                            liquidation  expenses;  (iii) principal  prepayments
                            received  during  the  related   prepayment  period,
                            excluding   prepayment   penalties;   (iv)   amounts
                            received in respect of a  repurchase  by the related
                            seller,  or a purchase by a holder of a  subordinate
                            certificate or by the special servicer,  as provided
                            in  the  pooling  and  servicing  agreement,  net of
                            advances  previously  made and other  amounts  as to
                            which  the  trustee,  the  trust  administrator,   a
                            servicer  or the master  servicer  is entitled to be
                            reimbursed;    (v)   compensating   interest;   (vi)
                            recoveries; and (vii) any amount paid in connection with an optional termination, up to the amount of the par value for the related group.


Priority of distributions   Distributions  will in general be made to the extent
                            of the available funds for the related loan group in the order and priority as follows:

                            1. First, to the related senior certificates, pro-rata, accrued and unpaid interest at their respective pass-through rates on their respective class principal balances.

                            2. Second, to the related senior certificates, as principal, the related senior principal distribution amount as described below under the heading "Distributions of principal,"

                            3. Third, to each class of Class C-B Certificates, interest and then principal in increasing order of numerical class designation, and

                            4.   Fourth,   to  the   Class  AR  or  Class   AR-L
                            Certificates, as appropriate, the remainder (which is expected to be zero).

Distribution of principal   On each distribution date, an amount up to the Group
                            1  senior  principal  distribution  amount  for that
                            distribution  date will be  distributed as principal
                            pro rata to the Class AR Certificates and Class AR-L
                            Certificates  until their respective class principal
                            balances are reduced to zero,  and then to the Class
                            1-A-1   Certificates,   until  its  class  principal
                            balance has been reduced to zero.

                            On each distribution date, an amount up to the Group 2 senior principal distribution amount for that distribution date will be distributed as principal to the Class 2-A-1 Certificates, until its class principal balance has been reduced to zero.

                            On each distribution date, an amount up to the Group 3 senior principal distribution amount for that distribution date will be distributed as principal to the Class 3-A-1 Certificates, until its class principal balance has been reduced to zero.

                            On each distribution date, an amount up to the Group 4 senior principal distribution amount for that distribution date will be distributed as principal to the Class 4-A-1 Certificates, until its class principal balance has been reduced to zero.

                            On each distribution date, an amount up to the Group 5 senior principal distribution amount for that distribution date will be distributed as principal to the Class 5-A-1 Certificates, until its class principal balance has been reduced to zero.

                            On each distribution date, an amount up to the Group 6 senior principal distribution amount for that distribution date will be distributed as principal to the Class 6-A-1 Certificates, until its class principal balance has been reduced to zero.

                            On each distribution date, an amount up to the Group 7 senior principal distribution amount for that distribution date will be distributed as principal to the Class 7-A-1 Certificates, until its class principal balance has been reduced to zero.

                            On each distribution date, an amount up to the Group 8 senior principal distribution amount for that distribution date will be distributed as principal to the Class 8-A-1 Certificates, until its class principal balance has been reduced to zero.

                            On each distribution date, an amount, up to the amount of the subordinate principal distribution amount for that distribution date, will be distributed as principal, to the Class C-B Certificates, to the extent of the aggregate available funds remaining after distribution of interest and principal to the related Senior Certificates. Each class of Class C-B Certificates will be entitled to receive its pro rata share, based on its respective Class Principal Balance, of the subordinate principal distribution amount. Distributions of principal to the subordinate certificates will be made on each distribution date sequentially in the order of their numerical class designation, beginning with the Class C-B-1 Certificates, until each class of subordinate certificates has received its respective pro rata share of the subordinate principal distribution amount for that distribution date.

IV. CREDIT ENHANCEMENT (Group 9)

Overcollateralization       The  group  9A and  group  9B  mortgage  loans  bear
                            interest each month in an amount that in the aggregate is expected to exceed the amount needed to pay monthly interest on the Group 9 Certificates and certain related trust expenses. This excess interest will be applied to pay principal on the Group 9
                            Certificates (other than the Class 9-X Certificates) in order to create and maintain the required level of overcollateralization. The overcollateralization will be available to absorb losses on the group 9A and group 9B mortgage loans. The required level of overcollateralization may increase or decrease over time. We cannot assure you that sufficient interest will be generated by the group 9A and group 9B mortgage loans to create and maintain the required level of overcollateralization or to absorb losses on the group 9A and group 9B mortgage loans.

Overcollateralization       For  any  distribution  date  will be  equal  to the
amount                      amount,  if any,  by which  (x) the  aggregate  loan
                            balance of the group 9A and group 9B mortgage loans for such distribution date exceeds (y) the aggregate class principal balance of the Group 9 Certificates after giving effect to payments on such distribution date.

Initial                     As of the closing  date,  the  overcollateralization
overcollateralization       amount will be equal to $[0.00].

Targeted                    For any  distribution  date  prior  to the  stepdown
overcollateralization       date,  approximately  [0.50]% of the aggregate  loan
amount                      balance of the group 9A and group 9B mortgage  loans
                            as of the cut-off date. For any distribution date on
                            or after the stepdown date and with respect to which
                            a trigger event is not in effect, the greater of (a)
                            [1.00]% of the  aggregate  loan balance of the group
                            9A and group 9B mortgage loans for such distribution
                            date, or (b) [0.50]% of the  aggregate  loan balance
                            of the  group 9A and group 9B  mortgage  loans as of
                            the cut-off date.  For any  distribution  date on or
                            after  the  stepdown  date with  respect  to which a
                            trigger  event is in effect and is  continuing,  the
                            targeted   overcollateralization   amount   for  the
                            distribution   date   immediately   preceding   such
                            distribution date.



Stepdown date               The later to occur of (a) the  distribution  date in
                            [October 2007], and (b) the first distribution date
                            on which the senior enhancement  percentage is equal
                            to or  greater  than two  times the  initial  credit
                            enhancement   percentage  for  the  Group  9  Senior
                            Certificates.




Group 9 credit
enhancement percentages
                            Initial Group 9 Credit Enhancement Percentages:
                             --------- -------------------- ------------------- ------------------
                                           Approximate         Approximate         Approximate
                                        Expected Initial     Expected Initial    Expected Final
                                             Credit           Target Credit       Target Credit
                              Class     Enhancement* (%)     Enhancement* (%)   Enhancement** (%)
                             --------- -------------------- ------------------- ------------------
                               9-A           [8.75]               [9.25]             [18.50]
                              9-M-1          [3.25]               [3.75]             [7.50]
                              9-M-2          [1.25]               [1.75]             [3.50]
                              9-M-3          [0.50]               [1.00]             [2.00]
                              9-M-4          [0.00]               [0.50]             [1.00]
                             --------- -------------------- ------------------- ------------------

                            *Prior to the stepdown date, based on collateral cut-off balance.

                            **After   stepdown  date,   based  on  current  pool
                            balance.

                            Note: Class 9-A represents the aggregate balance of the Class 9-A-1, Class 9-A-2, Class 9-A-3 and Class 9-A-4 Certificates.

trigger event               A trigger event will occur for any distribution date
                            if either (i) the average of the  delinquency  rates
                            for each of the three  (or one and two,  in the case
                            of  the  first  and   second   distribution   dates)
                            immediately preceding months as of the last day of the related collection period equals or exceeds
                            [TBD]% or (ii) the cumulative realized losses as a percentage of the original aggregate collateral balance on the closing date for such distribution date is greater than the percentage set forth below:

                             ----------------------------------- ---------------
                                                                 Cumulative Loss
                             Range of Distribution Dates         Percentage
                             ----------------------------------- ---------------
                             October 2007 - September 2008       [TBD]%
                             October 2008 - September 2009       [TBD]%
                             October 2009 - September 2010       [TBD]%
                             October 2010 - September 2011       [TBD]%
                             October 2011 and thereafter         [TBD]%
                             ----------------------------------- ---------------

Delinquency rate            With respect to any distribution date, the fraction,
                            expressed as a percentage, the numerator of which is
                            the aggregate loan balance of the group 9A and group
                            9B  mortgage  loans  60  or  more  days   delinquent
                            (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance of the group 9A and group 9B mortgage loans as of the close of business on the last day of such month.

Subordination               The Group 9 Senior  Certificates will have a payment
                            priority over the Group 9 Subordinate  Certificates.
                            Each class of Group 9 Subordinate Certificates will be subordinate to each other class of subordinate certificates with a higher payment priority.

                            Losses on the groups 9A and 9B mortgage loans will first reduce the available excess interest and then reduce the overcollateralization amount. If there is no overcollateralization at that time, losses on the mortgage loans will be allocated to the Group 9 Subordinate Certificates, in the reverse order of their priority of payment, until the principal amount of all classes of Group 9 Subordinate Certificates are reduced to zero.

Cross-collateralization     In  certain  limited  circumstances,  principal  and
                            interest collected from any of the loan groups 9A or
                            9B mortgage  loans may be used to pay  principal  or
                            interest,   or   both,   to  the   Group  9   Senior
                            Certificates   unrelated  to  that  loan  group.  In
                            addition,   each  month,  certain  monthly  interest
                            payments  equal to the  product of a) one twelfth of
                            0.02%  and b) the  preceding  Group  5 and  Group  6
                            collateral  balance  will be  allocated  to  group 9
                            available funds, thereby increasing available excess
                            interest.  These interest  payments will be added to
                            the  group  9  available  funds   concurrently  with
                            interest distributions being made on the Group 5 and Group 6 Certificates.

V.  DISTRIBUTIONS (Group 9A and Group 9B)

Interest remittance amount  For  any  distribution  date  and the  related  loan group, the sum of (i) scheduled interest payments (other than payaheads) and advances on the mortgage loans in the related loan group for the related collection period, the interest portion of payaheads previously received and intended for application in the related collection period and the interest portion of all payoffs (net of payoff interest for such distribution date) and curtailments received on the mortgage loans during the related prepayment period, less (x) the applicable expense fees with respect to such mortgage loans and (y) unreimbursed advances and other amounts due to the master servicer, the applicable servicer and the trust administrator with respect to such mortgage loans, to the extent allocable to interest, (ii) compensating interest, (iii) the portion of any substitution adjustment amount and purchase price paid with respect to such mortgage loans during the related collection period, in each case allocable to interest and amounts paid in connection with an optional termination, up to the amount of the interest portion of the par value for the related loan group, (iv) net liquidation proceeds (net of unreimbursed advances, servicing advances and other expenses, to the extent allocable to interest, and unpaid expense fees) collected with respect to the mortgage loans in the related loan group during the related collection period, to the extent allocable to interest and (v) excess interest provided by group 5 and group 6 as described under the heading "Cross-collateralization" above.


Distributions of interest   The  pass-through  rate  for  each  class of Group 9
                            Certificates,  other than the Class of interest  9-X
                            Certificates, for each distribution date is a per annum rate equal to the least of (i) the sum of the one-month LIBOR for that distribution date plus the related certificate margin, (ii) the applicable
                            Group 9 net funds cap, and (iii) [11.00]%.

                            The amount of interest payable on each distribution date in respect of each class of Group 9 Certificates, other than the Class 9-X Certificates, will equal the sum of (1) current interest for such class on such date and (2) any carryforward interest for such class and date.

                            With respect to each distribution date, to the extent that a basis risk shortfall exists for any class of Group 9 Certificates, other than the Class 9-X Certificates, such class will be entitled to the amount of such basis risk shortfall, in accordance with the priority of payments described herein and from available amounts on deposit in the basis risk reserve fund. The source of funds on deposit in the basis risk reserve fund will be limited to an initial deposit of $5,000 and amounts that would otherwise be paid on the Class 9-X Certificates.

                            On each distribution date, the interest remittance amount for such date will be paid in the following order of priority:

                            (1) from the interest remittance amount for loan group 9A and loan group 9B, to the Group 9 Senior Certificates, pro rata based on amounts due, current interest and any carryforward interest for such class and such distribution date, provided that (a) amounts distributed to the Class 9-A-1 Certificates will reduce the interest remittance amount for loan group 9A before any reduction to the interest remittance amount for loan group 9B in respect of such distribution, and (b) amounts distributed to the Class 9-A-2, Class 9-A-3 and Class 9-A-4 Certificates will reduce the interest remittance amount for loan group 9B before any reduction to the interest remittance amount for loan group 9A in respect of such distributions;

                            (2) first, from the interest remittance amount for loan group 9B and then from the interest remittance amount for loan group 9A, to the Class 9-M-1 Certificates, current interest and any carryforward interest for such class and such distribution date;

                            (3) first, from the interest remittance amount for loan group 9B and then from the interest remittance amount for loan group 9A, to the Class 9-M-2 Certificates, current interest and any carryforward interest for such class and such distribution date;

                            (4) first, from the interest remittance amount for loan group 9B and then from the interest remittance amount for loan group 9A, to the Class 9-M-3 Certificates, current interest and any carryforward interest for such class and such distribution date;

                            (5) first, from the interest remittance amount for loan group 9B and then from the interest remittance amount for loan group 9A, to the Class 9-M-4 Certificates, current interest and any carryforward interest for such class and such distribution date;

                            (6) for application as part of monthly excess cashflow for such distribution date, as described below, any interest remittance amount remaining after application pursuant to clauses (1) through
                            (5) above for such distribution date.

Principal remittance amount For  any  distribution  date  and the  related  loan group, the sum of (i) scheduled principal payments (other than payaheads) and advances on the mortgage loans in the related loan group, net of unreimbursed advances, servicing advances and other amounts due to the servicers, the trustee, the master servicer and the trust administrator with respect to the mortgage loans in the related loan group (to the extent allocable to principal), and the principal portion of payaheads previously received and intended for application in the related collection period, (ii) principal prepayments received during the related prepayment period, (iii) amounts received in respect of a repurchase by the related seller, or a purchase by a holder of a subordinate certificate or by the special servicer, as provided in the pooling and servicing agreement, net of advances previously made and other amounts as to which the trustee, the trust administrator, a servicer or the master servicer is entitled to be reimbursed, (iv) amounts paid in connection with an optional termination, up to the amount of the par value for the related loan group, (v) the portion of any substitution adjustment amount paid with respect to any deleted mortgage loans during the related collection period allocable to principal and (vi) net liquidation proceeds (net of unreimbursed advances, servicing advances and other expenses, to the extent allocable to principal) and recoveries, if any, collected with respect to the mortgage loans in the related loan group during the related collection period, to the extent allocable to principal.

Overcollateralization       For  any  distribution  date  will be  equal  to the
release amount              lesser of (x) the  principal  remittance  amount for
                            such  distribution  date and (y) the amount, if any,
                            by which (1) the  overcollateralization  amount  for
                            such date,  calculated for this purpose on the basis
                            of the assumption  that 100% of the aggregate of the
                            principal remittance amount for such date is applied
                            on such date in  reduction  of the  aggregate of the
                            class   principal    balances   of   the   Group   9
                            Certificates,     exceeds    (2)    the     targeted
                            overcollateralization amount for such date.

Group 9A allocation amount  For any distribution date, the product of the senior principal payment amount for that distribution date and a fraction the numerator of which is the principal remittance amount derived from loan group 9A and the denominator of which is the principal remittance amount, in each case for that distribution date.

Group 9B allocation amount  For any distribution date, the product of the senior principal payment amount for that distribution date and a fraction the numerator of which is the principal remittance amount derived from loan group 9B and the denominator of which is the principal remittance amount, in each case for that distribution date.

Principal payment amount    For any distribution  date and loan groups 9A and 9B
                            will be equal to the principal remittance amount for
                            both   loan   groups   for  such   date   minus  the
                            overcollateralization release amount, if any, for such date.

Senior principal payment    For any  distribution  date on or after the stepdown
amount                      date and as long as a trigger event has not occurred
                            with respect to such distribution  date, will be the
                            amount,  if any,  by which (x) the  class  principal
                            balance   of  the   Group  9   Senior   Certificates
                            immediately  prior to such distribution date exceeds
                            (y)  the   lesser   of  (A)  the   product   of  (i)
                            approximately  [81.50]% and (ii) the aggregate  loan
                            balance of the group 9A and group 9B mortgage  loans
                            for such  distribution  date and (B) the amount,  if
                            any, by which (i) the aggregate  loan balance of the
                            group  9A and  group  9B  mortgage  loans  for  such
                            distribution   date  exceeds  (ii)  [0.50]%  of  the
                            aggregate loan balance of the group 9A and group 9B mortgage loans as of the cut-off date.

Class 9-M-1 principal       For any  distribution  date on or after the stepdown
payment amount              date and as long as a trigger event has not occurred
                            with respect to such distribution  date, will be the
                            amount,  amount if any,  by which (x) the sum of (i)
                            the class  principal  balances of the Group 9 Senior
                            Certificates,  in each case,  after giving effect to
                            payments  on such  distribution  date  and  (ii) the
                            class   principal   balance   of  the  Class   9-M-1
                            Certificates  immediately prior to such distribution
                            date  exceeds  (y) the lesser of (A) the  product of
                            (i)  [92.50]%  and (ii)  the  aggregate  loan  group
                            balance   for  loan   groups  9A  and  9B  for  such
                            distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan groups 9A and 9B for such distribution date exceeds
                            (ii) 0.50% of the aggregate loan group balance for loan groups 9A and 9B as of the cut-off date.

Class 9-M-2 principal       For any  distribution  date on or after the stepdown
payment amount              date and as long as a trigger event has not occurred
                            with respect to such distribution  date, will be the
                            amount,  amount if any,  by which (x) the sum of (i)
                            the class  principal  balances of the Group 9 Senior
                            Certificates  and the Class 9-M-1  Certificates,  in
                            each case,  after giving  effect to payments on such
                            distribution  date  and  (ii)  the  class  principal
                            balance of the Class 9-M-2 Certificates  immediately
                            prior  to such  distribution  date  exceeds  (y) the
                            lesser of (A) the product of (i)  [96.50]%  and (ii)
                            the aggregate  loan group balance for loan groups 9A
                            and  9B for  such  distribution  date  and  (B)  the
                            amount,  if any,  by which  (i) the  aggregate  loan
                            group  balance  for loan  groups  9A and 9B for such
                            distribution   date   exceeds   (ii)  0.50%  of  the
                            aggregate loan group balance for loan groups 9A and 9B as of the cut-off date.

Class 9-M-3 principal       For any  distribution  date on or after the stepdown
payment amount              date and as long as a trigger event has not occurred
                            with respect to such distribution  date, will be the
                            amount,  amount if any,  by which (x) the sum of (i)
                            the class  principal  balances of the Group 9 Senior
                            Certificates,  the Class 9-M-1  Certificates and the
                            Class 9-M-2 Certificates, in each case, after giving
                            effect to  payments  on such  distribution  date and
                            (ii) the class principal  balance of the Class 9-M-3
                            Certificates  immediately prior to such distribution
                            date  exceeds  (y) the lesser of (A) the  product of
                            (i)  [98.00]%  and (ii)  the  aggregate  loan  group
                            balance   for  loan   groups  9A  and  9B  for  such
                            distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan groups 9A and 9B for such distribution date exceeds
                            (ii) 0.50% of the aggregate loan group balance for loan groups 9A and 9B as of the cut-off date.


Class 9-M-4 principal       For any  distribution  date on or after the stepdown
payment amount              date and as long as a trigger event has not occurred
                            with respect to such distribution  date, will be the
                            amount,  amount if any,  by which (x) the sum of (i)
                            the class  principal  balances of the Group 9 Senior
                            Certificates,  the  Class  9-M-1  Certificates,  the
                            Class  9-M-2   Certificates   and  the  Class  9-M-3
                            Certificates,  in each case,  after giving effect to
                            payments  on such  distribution  date  and  (ii) the
                            class   principal   balance   of  the  Class   9-M-4
                            Certificates  immediately prior to such distribution
                            date  exceeds  (y) the lesser of (A) the  product of
                            (i)  [99.00]%  and (ii)  the  aggregate  loan  group
                            balance   for  loan   groups  9A  and  9B  for  such
                            distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan groups 9A and 9B for such distribution date exceeds
                            (ii) 0.50% of the aggregate loan group balance for loan groups 9A and 9B as of the cut-off date.

Distributions of principal  The  principal  payment  amount will be paid on each distribution date as follows:

                            I. On each distribution date (a) prior to the stepdown date or (b) with respect to which a trigger event is in effect, the principal payment amount will be paid in the following order of priority:

                            i) (a) from the principal remittance amount for loan group 9A, sequentially, first (x) to the Class 9-A-1 Certificates, until its class principal balance is reduced to zero, and then (y) approximately [TBD]% to the Class 9-A-2 Certificates, until its class principal balance is reduced to zero, and approximately [TBD]%, sequentially, to the Class 9-A-3 and Class 9-A-4 Certificates, in that order, until their respective class principal balances are reduced to zero; and

                            (b) from the principal remittance amount for loan group 9B, sequentially, first (x) approximately [TBD]% to the Class 9-A-2 Certificates, until its class principal balance is reduced to zero, and approximately [TBD]%, sequentially, to the Class 9-A-3 and Class 9-A-4 Certificates, in that order, until their respective class principal balances are reduced to zero, and then (y) to the Class 9-A-1 Certificates, until its class principal balance is reduced to zero;

                            ii) to the Class 9-M-1 Certificates, until its class principal balance has been reduced to zero;

                            iii) to the Class 9-M-2 Certificates, until its class principal balance has been reduced to zero;

                            iv) to the Class 9-M-3 Certificates, until its class principal balance has been reduced to zero;

                            v) to the Class 9-M-4 Certificates, until its class principal balance has been reduced to zero; and

                            vi) for application as part of monthly excess cashflow for such distribution date, as described below, any such principal payment amount remaining after application pursuant to clauses (i) through
                            (v) above.

                            II. On each distribution date (a) on or after the stepdown date and (b) with respect to which a trigger event is not in effect, the principal payment amount will be paid in the following order of priority:

                            i) (a) from the principal remittance amount for loan group 9A, sequentially, first (x) to the Class 9-A-1 Certificates, until its class principal balance is reduced to zero, and then (y) approximately [TBD]% to the Class 9-A-2 Certificates, until its class principal balance is reduced to zero, and approximately [TBD]%, sequentially, to the Class 9-A-3 and Class 9-A-4 Certificates, in that order, the Group 9A allocation amount, until their respective class principal balances are reduced to zero; and

                            (b) from the principal remittance amount for loan group 9B, sequentially, first (x) approximately [TBD]% to the Class 9-A-2 Certificates, until its class principal balance is reduced to zero, and approximately [TBD]%, sequentially, to the Class 9-A-3 and Class 9-A-4 Certificates, in that order, until their respective class principal balances are reduced to zero, and then (y) to the Class 9-A-1 Certificates, the Group 9B allocation amount, until its class principal balance is reduced to zero;

                            ii) to the Class 9-M-1 Certificates, the Class 9-M-1 principal payment amount for such distribution date, until its class principal balance has been reduced to zero;

                            iii) to the Class 9-M-2 Certificates, the Class 9-M-2 principal payment amount for such distribution date, until its class principal balance has been reduced to zero;

                            iv) to the Class 9-M-3 Certificates, the Class 9-M-3 principal payment amount for such distribution date, until its class principal balance has been reduced to zero;

                            v) to the Class 9-M-4 Certificates, the Class 9-M-4 principal payment amount for such distribution date, until its class principal balance has been reduced to zero; and

                            vi) for application as part of monthly excess cashflow for such distribution date, as described below, any such principal payment amount remaining after application pursuant to clauses (i) through
                            (v) above.


Group 9A excess interest    For any distribution date, the product of the amount
amount                      of  monthly   excess   interest  t  required  to  be
                            distributed on that  distribution  date to reach the
                            required  level  of   overcollateralization   and  a
                            fraction the numerator of which is the principal remittance amount derived from loan group 9A and the denominator of which is the principal remittance amount for loan groups 9A and 9B, in each case for that distribution date.

Group 9B excess interest    For any distribution date, the product of the amount
amount                      of   monthly   excess   interest   required   to  be
                            distributed on that  distribution  date to reach the
                            required  level  of   overcollateralization   and  a
                            fraction the numerator of which is the principal remittance amount derived from loan group 9B and the denominator of which is the principal remittance amount for loan groups 9A and 9B, in each case for that distribution date.

Distribution of monthly     On each distribution  date,  monthly excess cashflow
excess cashflow             will  be  distributed  in  the  following  order  of
                            priority:

                            1) A) until the aggregate class principal balance of the Group 9 Certificates equals the aggregate loan balance of the group 9A and group 9B mortgage loans for such distribution date minus the targeted overcollateralization amount for such date, on each distribution date (a) prior to the stepdown date or
                            (b) with respect to which a trigger event is in effect, to the extent of monthly excess interest for such distribution date, to the Group 9 Certificates, in the following order of priority:

                            i) (a) from  monthly  excess  interest  derived from
                            loan group 9A, first (x) to the Class 9-A-1 Certificates, until its class principal balance is reduced to zero, and then (y) approximately [TBD]% to the Class 9-A-2 Certificates, until its class principal balance is reduced to zero, and approximately [TBD]%, sequentially, to the Class 9-A-3 and Class 9-A-4 Certificates, in that order, the Group 9A excess interest amount, until their respective class principal balances are reduced to zero; and

                            (b) first (x) approximately [TBD]% to the Class 9-A-2 Certificates, until its class principal balance is reduced to zero, and approximately [TBD]%, sequentially, to the Class 9-A-3 and Class 9-A-4 Certificates, in that order, until their respective class principal balances are reduced to zero, and then (y) to the Class 9-A-1 Certificates, the Group 9B excess interest amount, until its class principal balance is reduced to zero;

                            ii) to the Class 9-M-1 Certificates, until its class principal balance has been reduced to zero;

                            iii) to the Class 9-M-2 Certificates, until its class principal balance has been reduced to zero; and

                            iv) to the Class 9-M-3 Certificates, until its class principal balance has been reduced to zero;

                            v) to the Class 9-M-4 Certificates, until its class principal balance has been reduced to zero; and

                            (B) on each distribution date on or after the stepdown date and with respect to which a trigger event is not in effect, to fund any principal distributions required to be made on such distribution date as set forth above, after giving effect to the distribution of the principal payment amount for such date, in accordance with the priorities set forth above;

                            2) to the Class 9-M-1 Certificates, any deferred amount for such class;

                            3) to the Class 9-M-2 Certificates, any deferred amount for such class;

                            4) to the Class 9-M-3 Certificates, any deferred amount for such class;

                            5) to the Class 9-M-4 Certificates, any deferred amount for such class;

                            6) to the Class 9-A-1, Class 9-A-2, Class 9-A-3, and Class 9-A-4 Certificates, any basis risk shortfall for such class;

                            7) to the Class 9-M-1 Certificates, any basis risk shortfall for such class;

                            8) to the Class 9-M-2 Certificates, any basis risk shortfall for such class;

                            9) to the Class 9-M-3 Certificates, any basis risk shortfall for such class;

                            10) to the Class 9-M-4 Certificates, any basis risk shortfall for such class;

                            11) to the basis risk reserve fund, any amounts required pursuant to the pooling and servicing agreement to be deposited therein;

                            12) to the Class 9-X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and

                            13) to the Class AR Certificates, any remaining amount (no payments are expected to be made to the Class AR Certificates under this clause).

Group 9 net funds caps      The annual  pass-through  rates on each Class of the
                            Group 9  Certificates  (other  than  the  Class  9-X
                            Certificates) are subject to the net funds caps.

                            On any distribution date, the Group 9, 9A and 9B net funds caps will each equal (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the related optimal interest remittance amount for such date and (2) 12, and the denominator of which is the aggregate loan balance of the mortgage loans in the related loan group(s) for the immediately preceding distribution date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding accrual period.

                            On any distribution date, if the current interest rate (calculated on the basis of the lesser of (x) one-month LIBOR plus the applicable certificate margin and (y) the maximum interest rate) on any Class of Group 9 Certificates (other than the Class 9-X Certificates) is limited by the related net funds cap, such difference will constitute a basis risk shortfall.

                            Schedules of the Group 9, 9A and 9B net funds caps are included in this document.

IV. BOND PROFILES

    GROUP 1, 2, 3, 4, 5 and 6 BOND PROFILES TO CALL*:


    -----------------------------------------------------------------------------------------------------------------
          Pricing Speed    15 CPB   20 CPB   22 CPB   25 CPB    27 CPB  30 CPB    35 CPB  40 CPB    45 CPB   50 CPB
    -----------------------------------------------------------------------------------------------------------------
                      1A1 Run to the 10% Call (CPB)
    -----------------------------------------------------------------------------------------------------------------
                   WAL**    2.16     1.98      1.91     1.81     1.75     1.66     1.52    1.38      1.25     1.13
    Principal Window Begin Oct-04   Oct-04   Oct-04   Oct-04    Oct-04  Oct-04    Oct-04  Oct-04    Oct-04   Oct-04
    Principal Window End   Aug-07   Aug-07   Aug-07   Aug-07    Aug-07  Aug-07    Aug-07  Aug-07    Aug-07   Aug-07
    Principal # Months      35       35       35       35        35      35        35       35       35       35
    -----------------------------------------------------------------------------------------------------------------

                      2A1  Run to the 10% Call (CPB)
    -----------------------------------------------------------------------------------------------------------------
                 WAL**      3.19     2.79       2.65     2.45     2.32     2.14     1.81     1.53     1.31     1.16
    Principal Window Begin Oct-04   Oct-04   Oct-04   Oct-04    Oct-04  Oct-04    Oct-04  Oct-04    Oct-04   Oct-04
    Principal Window End   Sep-09   Aug-09   Jul-09   Jul-09    Jul-09  Jul-09    Jan-09  May-08    Nov-07   Aug-07
    Principal # Months      60       59        58       58       58       58       52       44       38       35
    -----------------------------------------------------------------------------------------------------------------

                     3A1   Run to the 10% Call (CPB)
    -----------------------------------------------------------------------------------------------------------------
                  WAL**     3.25     2.79     2.63     2.43      2.30    2.13      1.80    1.52      1.31     1.15
    Principal Window Begin Oct-04   Oct-04   Oct-04   Oct-04    Oct-04  Oct-04    Oct-04  Oct-04    Oct-04   Oct-04
    Principal Window End   Oct-09   Aug-09   Jul-09   Jul-09    Jul-09  Jul-09    Jan-09  May-08    Nov-07   Aug-07
    Principal # Months        61      59       58       58        58      58        52      44        38       35
    -----------------------------------------------------------------------------------------------------------------

                      4A1  Run to the 10% Call (CPB)
    -----------------------------------------------------------------------------------------------------------------
                  WAL**     3.28     2.82     2.65     2.45      2.32    2.14      1.81    1.53      1.31     1.16
    Principal Window Begin Oct-04   Oct-04   Oct-04   Oct-04    Oct-04  Oct-04    Oct-04  Oct-04    Oct-04   Oct-04
    Principal Window End   Oct-09   Aug-09   Jul-09   Jul-09    Jul-09  Jul-09    Jan-09  May-08    Nov-07   Aug-07
    Principal # Months       61       59       58       58        58      58        52      44        38       35
    -----------------------------------------------------------------------------------------------------------------

                      5A1  Run to the 10% Call (CPB)
    -----------------------------------------------------------------------------------------------------------------
                  WAL**     2.05     1.88     1.83     1.73      1.68    1.59      1.46    1.34      1.22     1.11
    Principal Window Begin Oct-04   Oct-04   Oct-04   Oct-04    Oct-04  Oct-04    Oct-04  Oct-04    Oct-04   Oct-04
    Principal Window End   Aug-07   Aug-07   Aug-07   Aug-07    Aug-07  Aug-07    Aug-07  Aug-07    Aug-07   Aug-07
    Principal # Months      35       35       35       35        35      35        35      35        35       35
    -----------------------------------------------------------------------------------------------------------------

                      6A1  Run to the 10% Call (CPB)
    -----------------------------------------------------------------------------------------------------------------
                  WAL**     3.19     2.80     2.65     2.44      2.32    2.14      1.81    1.53      1.31     1.16
    Principal Window Begin Oct-04   Oct-04   Oct-04   Oct-04    Oct-04  Oct-04    Oct-04  Oct-04    Oct-04   Oct-04
    Principal Window End   Aug-09   Aug-09   Jul-09   Jul-09    Jul-09  Jul-09    Jan-09  May-08    Nov-07   Aug-07
    Principal # Months      59       59       58       58        58      58        52      44        38       35
    -----------------------------------------------------------------------------------------------------------------



    *Assumes
    1 Month LIBOR:          1.6700
    6 Month LIBOR:          1.9900
    1 Year LIBOR:           2.3000
    1 Year CMT:             1.9830
    **WAL's calculated from the settlement date assuming a 30/360 basis.

GROUP 1, 2, 3, 4, 5 AND 6 BOND PROFILES TO MATURITY*:



    -----------------------------------------------------------------------------------------------------------------
          Pricing Speed    15 CPB   20 CPB   22 CPB   25 CPB    27 CPB  30 CPB    35 CPB  40 CPB    45 CPB   50 CPB
    -----------------------------------------------------------------------------------------------------------------
                       1A1 Run to Maturity (CPB)
    -----------------------------------------------------------------------------------------------------------------
                  WAL**     2.16     1.98     1.91     1.81      1.75    1.66      1.52    1.38      1.25     1.13
    Principal Window Begin Oct-04   Oct-04   Oct-04   Oct-04    Oct-04  Oct-04    Oct-04  Oct-04    Oct-04   Oct-04
    Principal Window End   Aug-07   Aug-07   Aug-07   Aug-07    Aug-07  Aug-07    Aug-07  Aug-07    Aug-07   Aug-07
    Principal # Months      35       35       35       35        35      35        35      35        35       35
    -----------------------------------------------------------------------------------------------------------------

                     2A1   Run to Maturity  (CPB)
    -----------------------------------------------------------------------------------------------------------------
                 WAL**      3.19     2.79     2.65     2.45      2.32    2.14      1.87    1.64      1.44     1.26
    Principal Window Begin Oct-04   Oct-04   Oct-04   Oct-04    Oct-04  Oct-04    Oct-04  Oct-04    Oct-04   Oct-04
    Principal Window End   Sep-09   Sep-09   Sep-09   Sep-09    Sep-09  Sep-09    Sep-09  Sep-09    Sep-09   Sep-09
    Principal # Months      60       60       60       60        60      60        60      60        60       60
    -----------------------------------------------------------------------------------------------------------------
                    3A1   Run to Maturity (CPB)
    -----------------------------------------------------------------------------------------------------------------
                 WAL**     3.81      3.23     3.03     2.74      2.57    2.33      1.99    1.71      1.47     1.28
    Principal Window Begin Oct-04   Oct-04   Oct-04   Oct-04    Oct-04  Oct-04    Oct-04  Oct-04    Oct-04   Oct-04
    Principal Window End   Aug-11   Aug-11   Aug-11   Aug-11    Aug-11  Aug-11    Aug-11  Aug-11    Aug-11   Aug-11
    Principal # Months      83        83      83       83        83      83        83      83        83       83
    -----------------------------------------------------------------------------------------------------------------
                    4A1    Run to Maturity (CPB)
    -----------------------------------------------------------------------------------------------------------------
                 WAL**      4.55     3.69     3.41     3.02      2.80    2.49      2.08    1.76      1.50     1.29
    Principal Window Begin Oct-04   Oct-04   Oct-04   Oct-04    Oct-04  Oct-04    Oct-04  Oct-04    Oct-04   Oct-04
    Principal Window End   Sep-14   Sep-14   Sep-14   Sep-14    Sep-14  Sep-14    Sep-14  Sep-14    Sep-14   Sep-14
    Principal # Months      120      120      120      120       120     120       120     120       120      120
    -----------------------------------------------------------------------------------------------------------------
                    5A1    Run to Maturity (CPB)
    -----------------------------------------------------------------------------------------------------------------
                 WAL**      2.05     1.88     1.83     1.73      1.68    1.59      1.46    1.34      1.22     1.11
    Principal Window Begin Oct-04   Oct-04   Oct-04   Oct-04    Oct-04  Oct-04    Oct-04  Oct-04    Oct-04   Oct-04
    Principal Window End   Aug-07   Aug-07   Aug-07   Aug-07    Aug-07  Aug-07    Aug-07  Aug-07    Aug-07   Aug-07
    Principal # Months      35       35       35       35        35      35        35      35        35       35
    -----------------------------------------------------------------------------------------------------------------
                    6A1    Run to Maturity (CPB)
    -----------------------------------------------------------------------------------------------------------------
                 WAL**      3.19     2.80     2.65     2.45      2.32    2.14      1.87    1.64      1.44     1.26
    Principal Window Begin Oct-04   Oct-04   Oct-04   Oct-04    Oct-04  Oct-04    Oct-04  Oct-04    Oct-04   Oct-04
    Principal Window End   Aug-09   Aug-09   Aug-09   Aug-09    Aug-09  Aug-09    Aug-09  Aug-09    Aug-09   Aug-09
    Principal # Months      59       59       59       59        59      59        59      59        59       59
    -----------------------------------------------------------------------------------------------------------------



*Assumes
1 Month LIBOR:              1.6700
6 Month LIBOR:              1.9900
1 Year LIBOR:               2.3000
1 Year CMT:                 1.9830
**WAL's calculated from the settlement date assuming a 30/360 basis.

GROUP 7 and 8 BOND PROFILES TO CALL AND MATURITY*:


    -----------------------------------------------------------------------------------------------------------------
          Pricing Speed    15 CPB   18 CPB   20 CPB   22 CPB    25 CPB  30 CPB    35 CPB  40 CPB    45 CPB   50 CPB
    -----------------------------------------------------------------------------------------------------------------
                    7A1   Run to 10% Call (CPR)
    -----------------------------------------------------------------------------------------------------------------
                  WAL**     5.05     4.19     3.75     3.37      2.91    2.33      1.93    1.62      1.38     1.20
    Principal Window Begin Oct-04   Oct-04   Oct-04   Oct-04    Oct-04  Oct-04    Oct-04  Oct-04    Oct-04   Oct-04
    Principal Window End   Aug-17   Aug-15   Aug-14   Sep-13    Jul-12  Jan-11    Jan-10  Mar-09    Jul-08   Jan-08
    Principal # Months      155      131      119      108       94      76        64      54        46       40
    -----------------------------------------------------------------------------------------------------------------
                    8A1   Run to 10% Call (CPR)
    -----------------------------------------------------------------------------------------------------------------
                  WAL**     5.00     4.16     3.73     3.36      2.90    2.33      1.93    1.62      1.38     1.20
    Principal Window Begin Oct-04   Oct-04   Oct-04   Oct-04    Oct-04  Oct-04    Oct-04  Oct-04    Oct-04   Oct-04
    Principal Window End   Aug-17   Aug-15   Aug-14   Sep-13    Jul-12  Jan-11    Jan-10  Mar-09    Jul-08   Jan-08
    Principal # Months      155        131    119      108       94      76        64      54        46       40
    -----------------------------------------------------------------------------------------------------------------




    -----------------------------------------------------------------------------------------------------------------
          Pricing Speed    15 CPB   18 CPB   20 CPB   22 CPB    25 CPB  30 CPB    35 CPB  40 CPB    45 CPB   50 CPB
    -----------------------------------------------------------------------------------------------------------------
                     7A1   Run to Maturity (CPR)
    -----------------------------------------------------------------------------------------------------------------
                  WAL**     5.47     4.59     4.11     3.71      3.21    2.58      2.12    1.78      1.51     1.30
    Principal Window Begin Oct-04   Oct-04   Oct-04   Oct-04    Oct-04  Oct-04    Oct-04  Oct-04    Oct-04   Oct-04
    Principal Window End   Aug-34   Aug-34   Aug-34   Aug-34    Aug-34  Aug-34    Aug-34  Aug-34    Aug-34   Aug-34
    Principal # Months      359      359      359      359       359     359       359     359       359      359
    -----------------------------------------------------------------------------------------------------------------
                     8A1   Run to Maturity (CPR)

    -----------------------------------------------------------------------------------------------------------------
                  WAL**     5.41     4.54     4.08     3.68      3.19    2.57      2.12    1.77      1.51     1.30
    Principal Window Begin Oct-04   Oct-04   Oct-04   Oct-04    Oct-04  Oct-04    Oct-04  Oct-04    Oct-04   Oct-04
    Principal Window End   Aug-34   Aug-34   Aug-34   Aug-34    Aug-34  Aug-34    Aug-34  Aug-34    Aug-34   Aug-34
    Principal # Months      359      359      359      359       359     359       359     359       359      359
    -----------------------------------------------------------------------------------------------------------------


*Assumes
1 Month LIBOR:              1.6700
6 Month LIBOR:              1.9900
1 Year LIBOR:               2.3000
1 Year CMT:                 1.9830
**WAL's calculated from the settlement date assuming a 30/360 basis.

GROUP 9 CERTIFICATE PROFILES TO CALL*:



    -----------------------------------------------------------------------------------------------------------------
          Pricing Speed    15 CPR   20 CPR   25 CPR   28 CPR    30 CPR  32 CPR    35 CPR  40 CPR    45 CPR   50 CPR
    -----------------------------------------------------------------------------------------------------------------

                       9A1 Run to the 10% Call
    -----------------------------------------------------------------------------------------------------------------
               WAL**        4.76     3.58     2.82     2.48      2.28    2.11      1.88    1.56      1.30     1.11
    Principal Window Begin Oct-04   Oct-04   Oct-04   Oct-04    Oct-04  Oct-04    Oct-04  Oct-04    Oct-04   Oct-04
    Principal Window End   Jun-17   May-14   May-12   Jul-11    Dec-10  Jul-10    Dec-09  Mar-09    Jul-08   Jan-08
    Principal # Months      153      116      92       82        75      70        63      54        46       40
    -----------------------------------------------------------------------------------------------------------------
                  9A2      Run to the 10% Call
    -----------------------------------------------------------------------------------------------------------------
               WAL**        4.77     3.59     2.82     2.49      2.28    2.11      1.88    1.57      1.30     1.11
    Principal Window Begin Oct-04   Oct-04   Oct-04   Oct-04    Oct-04  Oct-04    Oct-04  Oct-04    Oct-04   Oct-04
    Principal Window End   Jun-17   May-14   May-12   Jul-11    Dec-10  Jul-10    Dec-09  Mar-09    Jul-08   Jan-08
    Principal # Months      153      116      92       82        75      70        63      54        46       40
    -----------------------------------------------------------------------------------------------------------------
                  9A3      Run to the 10% Call
    -----------------------------------------------------------------------------------------------------------------
               WAL**        2.79     2.08     1.63     1.42      1.30    1.20      1.08    0.92      0.79     0.69
    Principal Window Begin Oct-04   Oct-04   Oct-04   Oct-04    Oct-04  Oct-04    Oct-04  Oct-04    Oct-04   Oct-04
    Principal Window End   Jan-12   Mar-10   Jan-09   Jul-08    Mar-08  Aug-07    May-07  Dec-06    Aug-06   May-06
    Principal # Months      88       66       52       46        42      35        32      27        23       20
    -----------------------------------------------------------------------------------------------------------------
                 9A4       Run to the 10% Call
    -----------------------------------------------------------------------------------------------------------------
               WAL**        10.71    8.10     6.41     5.68      5.23    4.85      4.29    3.51      2.84     2.38
    Principal Window Begin Jan-12   Mar-10   Jan-09   Jul-08    Mar-08  Aug-07    May-07  Dec-06    Aug-06   May-06
    Principal Window End   Jun-17   May-14   May-12   Jul-11    Dec-10  Jul-10    Dec-09  Mar-09    Jul-08   Jan-08
    Principal # Months      66       51       41       37        34      36        32      28        24       21
    -----------------------------------------------------------------------------------------------------------------
                 9M1       Run to the 10% Call
    -----------------------------------------------------------------------------------------------------------------
               WAL**        8.43     6.35     5.10     4.62      4.36    4.17      3.94    3.74      3.67     3.32
    Principal Window Begin Oct-08   Oct-07   Oct-07   Nov-07    Nov-07  Nov-07    Nov-07  Dec-07    Jan-08   Jan-08
    Principal Window End   Jun-17   May-14   May-12   Jul-11    Dec-10  Jul-10    Dec-09  Mar-09    Jul-08   Jan-08
    Principal # Months      105      80       56       45        38      33        26      16        7        1
    -----------------------------------------------------------------------------------------------------------------
                  9M2      Run to the 10% Call
    -----------------------------------------------------------------------------------------------------------------
               WAL**        8.35     6.30     5.04     4.55      4.28    4.06      3.81    3.52      3.36     3.28
    Principal Window Begin Oct-08   Oct-07   Oct-07   Oct-07    Oct-07  Oct-07    Oct-07  Nov-07    Nov-07   Nov-07
    Principal Window End   Jun-17   May-14   May-12   Jul-11    Dec-10  Jul-10    Dec-09  Mar-09    Jul-08   Jan-08
    Principal # Months      105      80       56       46        39      34        27      17        9        3
    -----------------------------------------------------------------------------------------------------------------
                  9M3      Run to the 10% Call
    -----------------------------------------------------------------------------------------------------------------
               WAL**        7.52     5.65     4.53     4.08      3.84    3.65      3.42    3.18      3.12     3.13
    Principal Window Begin Oct-08   Oct-07   Oct-07   Oct-07    Oct-07  Oct-07    Oct-07  Oct-07    Oct-07   Oct-07
    Principal Window End   Aug-15   Dec-12   Mar-11   Jun-10    Jan-10  Aug-09    Mar-09  Jun-08    Dec-07   Nov-07
    Principal # Months      83       63       42       33        28      23        18      9         3        2
    -----------------------------------------------------------------------------------------------------------------
                  9M4      Run to the 10% Call
    -----------------------------------------------------------------------------------------------------------------
               WAL**        5.78     4.32     3.54     3.29      3.18    3.12      3.07    3.07      3.07     3.07
    Principal Window Begin Oct-08   Oct-07   Oct-07   Oct-07    Oct-07  Oct-07    Oct-07  Oct-07    Oct-07   Oct-07
    Principal Window End   Aug-12   Aug-10   May-09   Nov-08    Jul-08  Apr-08    Nov-07  Oct-07    Oct-07   Oct-07
    Principal # Months      47       35       20       14        10      7         2       1         1        1
    -----------------------------------------------------------------------------------------------------------------


*Assumes
1 Month LIBOR:              1.6700
6 Month LIBOR:              1.9900
1 Year LIBOR:               2.3000
1 Year CMT:                 1.9830
**WAL's calculated from the settlement date assuming a 30/360 basis.

GROUP 9 CERTIFICATE PROFILES TO MATURITY*:



    -----------------------------------------------------------------------------------------------------------------
          Pricing Speed    15 CPR   20 CPR   25 CPR   28 CPR    30 CPR  32 CPR    35 CPR  40 CPR    45 CPR   50 CPR
    -----------------------------------------------------------------------------------------------------------------
                 9A1       Run to Maturity
    -----------------------------------------------------------------------------------------------------------------
               WAL**        5.12     3.89     3.07     2.70      2.49    2.30      2.05     1.71     1.43     1.18
    Principal Window Begin Oct-04   Oct-04   Oct-04   Oct-04    Oct-04  Oct-04    Oct-04  Oct-04    Oct-04   Oct-04
    Principal Window End   Jul-29   Feb-25   Jun-21   Aug-19    Jul-18  Aug-17    May-16  Aug-14    Apr-13   Feb-12
    Principal # Months      298      245      201      179       166     155       140     119       103      89
    -----------------------------------------------------------------------------------------------------------------
                 9A2       Run to Maturity
    -----------------------------------------------------------------------------------------------------------------
               WAL**        5.15     3.90     3.08     2.71      2.50    2.31      2.06    1.72      1.43     1.19
    Principal Window Begin Oct-04   Oct-04   Oct-04   Oct-04    Oct-04  Oct-04    Oct-04  Oct-04    Oct-04   Oct-04
    Principal Window End   Oct-29   Jun-25   Sep-21   Nov-19    Oct-18  Oct-17    Jul-16  Oct-14    May-13   Apr-12
    Principal # Months      301      249      204      182       169     157       142     121       104      91
    -----------------------------------------------------------------------------------------------------------------
                 9A3       Run to Maturity
    -----------------------------------------------------------------------------------------------------------------
               WAL**        2.79     2.08     1.63     1.42      1.30    1.20      1.08    0.92      0.79     0.69
    Principal Window Begin Oct-04   Oct-04   Oct-04   Oct-04    Oct-04  Oct-04    Oct-04  Oct-04    Oct-04   Oct-04
    Principal Window End   Jan-12   Mar-10   Jan-09   Jul-08    Mar-08  Aug-07    May-07  Dec-06    Aug-06   May-06
    Principal # Months      88       66       52       46        42      35        32      27        23       20
    -----------------------------------------------------------------------------------------------------------------
                 9A4       Run to Maturity
    -----------------------------------------------------------------------------------------------------------------
               WAL**        12.21    9.36      7.45    6.59      6.10    5.65      5.01    4.12      3.37     2.70
    Principal Window Begin Jan-12   Mar-10   Jan-09   Jul-08    Mar-08  Aug-07    May-07  Dec-06    Aug-06   May-06
    Principal Window End   Oct-29   Jun-25   Sep-21   Nov-19    Oct-18  Oct-17    Jul-16  Oct-14    May-13   Apr-12
    Principal # Months      214      184      153      137       128     123       111     95        82       72
    -----------------------------------------------------------------------------------------------------------------
                      9M1  Run to Maturity
    -----------------------------------------------------------------------------------------------------------------
               WAL**        8.99     6.82     5.48     4.95      4.68    4.46      4.21    3.96      3.89     4.03
    Principal Window Begin Oct-08   Oct-07   Oct-07   Nov-07    Nov-07  Nov-07    Nov-07  Dec-07    Jan-08   Feb-08
    Principal Window End   Aug-23   Jun-19   Jul-16   Mar-15    Jun-14  Oct-13    Nov-12  Aug-11    Sep-10   Nov-09
    Principal # Months      179      141      106      89        80      72        61      45        33       22
    -----------------------------------------------------------------------------------------------------------------
                      9M2  Run to Maturity
    -----------------------------------------------------------------------------------------------------------------
               WAL**        8.46     6.39     5.12     4.61      4.34    4.12      3.86    3.57      3.40     3.34
    Principal Window Begin Oct-08   Oct-07   Oct-07   Oct-07    Oct-07  Oct-07    Oct-07  Nov-07    Nov-07   Nov-07
    Principal Window End   Jun-19   Jan-16   Sep-13   Aug-12    Jan-12  Jul-11    Nov-10  Dec-09    Mar-09   Aug-08
    Principal # Months      129      100      72       59        52      46        38      26        17       10
    -----------------------------------------------------------------------------------------------------------------
                      9M3  Run to Maturity
    -----------------------------------------------------------------------------------------------------------------
               WAL**        7.52     5.65     4.53     4.08      3.84    3.65      3.42    3.18      3.12     3.13
    Principal Window Begin Oct-08   Oct-07   Oct-07   Oct-07    Oct-07  Oct-07    Oct-07  Oct-07    Oct-07   Oct-07
    Principal Window End   Aug-15   Dec-12   Mar-11   Jun-10    Jan-10  Aug-09    Mar-09  Jun-08    Dec-07   Nov-07
    Principal # Months      83       63       42       33        28      23        18      9         3        2
    -----------------------------------------------------------------------------------------------------------------
                      9M4  Run to Maturity
    -----------------------------------------------------------------------------------------------------------------
               WAL**        5.78     4.32     3.54     3.29      3.18    3.12      3.07    3.07      3.07     3.07
    Principal Window Begin Oct-08   Oct-07   Oct-07   Oct-07    Oct-07  Oct-07    Oct-07  Oct-07    Oct-07   Oct-07
    Principal Window End   Aug-12   Aug-10   May-09   Nov-08    Jul-08  Apr-08    Nov-07  Oct-07    Oct-07   Oct-07
    Principal # Months      47       35       20       14        10      7         2       1         1        1
    -----------------------------------------------------------------------------------------------------------------


*Assumes
1 Month LIBOR:              1.6700
6 Month LIBOR:              1.9900
1 Year LIBOR:               2.3000
1 Year CMT:                 1.9830
**WAL's calculated from the settlement date assuming a 30/360 basis.

VI. Net Funds Cap

Group 9 - Flat LIBOR*

Note: All Group 9 LIBOR Certificates are subject to an 11.00% hard cap.



---------------------------------------------------------   ---------------------------------------------------------
                                Available**   Available**                                    Available**   Available**
        Distribution    Day      Funds Caps    Funds Caps            Distribution    Day      Funds Caps    Funds Caps
Period       Date      Count       30/360        Act/360     Period       Date      Count      30/360        Act/360
---------------------------------------------------------   ---------------------------------------------------------
    1      25-Oct-04     26         6.1908        7.1432        37     25-Oct-07     30         5.2594        5.2594
    2      25-Nov-04     31         6.1906        5.9909        38     25-Nov-07     31         5.2596        5.0899
    3      25-Dec-04     30         6.1907        6.1907        39     25-Dec-07     30         5.2597        5.2597
    4      25-Jan-05     31         6.1903        5.9906        40     25-Jan-08     31         5.2598        5.0901
    5      25-Feb-05     31         6.1887        5.9891        41     25-Feb-08     31         5.2599        5.0902
    6      25-Mar-05     28         6.1892        6.6313        42     25-Mar-08     29         5.2600        5.4414
    7      25-Apr-05     31         6.1891        5.9895        43     25-Apr-08     31         5.2601        5.0904
    8      25-May-05     30         6.1889        6.1889        44     25-May-08     30         5.2602        5.2602
    9      25-Jun-05     31         6.1887        5.9891        45     25-Jun-08     31         5.2511        5.0817
    10     25-Jul-05     30         6.1885        6.1885        46     25-Jul-08     30         5.2512        5.2512
    11     25-Aug-05     31         6.1803        5.9809        47     25-Aug-08     31         5.2513        5.0819
    12     25-Sep-05     31         6.1748        5.9756        48     25-Sep-08     31         5.2513        5.0819
---------------------------------------------------------   ---------------------------------------------------------
    13     25-Oct-05     30         6.1737        6.1737        49     25-Oct-08     30         5.2514        5.2514
    14     25-Nov-05     31         6.1732        5.9741        50     25-Nov-08     31         5.2515        5.0821
    15     25-Dec-05     30         6.1730        6.1730        51     25-Dec-08     30         5.2514        5.2514
    16     25-Jan-06     31         6.1725        5.9734        52     25-Jan-09     31         5.2510        5.0816
    17     25-Feb-06     31         6.1720        5.9729        53     25-Feb-09     31         5.2511        5.0817
    18     25-Mar-06     28         6.1718        6.6126        54     25-Mar-09     28         5.2512        5.6263
    19     25-Apr-06     31         6.1716        5.9725        55     25-Apr-09     31         5.2513        5.0819
    20     25-May-06     30         6.1711        6.1711        56     25-May-09     30         5.2514        5.2514
    21     25-Jun-06     31         6.1618        5.9630        57     25-Jun-09     31         5.2495        5.0802
    22     25-Jul-06     30         6.1203        6.1203        58     25-Jul-09     30         5.2368        5.2368
    23     25-Aug-06     31         5.8996        5.7093        59     25-Aug-09     31         5.0893        4.9251
    24     25-Sep-06     31         5.7086        5.5245        60     25-Sep-09     31         4.9543        4.7945
---------------------------------------------------------   ---------------------------------------------------------
    25     25-Oct-06     30         5.7026        5.7026        61     25-Oct-09     30         4.9537        4.9537
    26     25-Nov-06     31         5.7026        5.5186        62     25-Nov-09     31         4.9538        4.7940
    27     25-Dec-06     30         5.7021        5.7021        63     25-Dec-09     30         4.9538        4.9538
    28     25-Jan-07     31         5.7015        5.5176        64     25-Jan-10     31         4.9538        4.7940
    29     25-Feb-07     31         5.7015        5.5176        65     25-Feb-10     31         4.9539        4.7941
    30     25-Mar-07     28         5.7004        6.1076        66     25-Mar-10     28         4.9539        5.3078
    31     25-Apr-07     31         5.7004        5.5165        67     25-Apr-10     31         4.9539        4.7941
    32     25-May-07     30         5.6996        5.6996        68     25-May-10     30         4.9539        4.9539
    33     25-Jun-07     31         5.6968        5.5130        69     25-Jun-10     31         4.9540        4.7942
    34     25-Jul-07     30         5.6708        5.6708        70     25-Jul-10     30         4.9540        4.9540
    35     25-Aug-07     31         5.4886        5.3115        71     25-Aug-10     31         4.9540        4.7942
    36     25-Sep-07     31         5.2727        5.1026        72     25-Sep-10     31         4.9541        4.7943
---------------------------------------------------------   ---------------------------------------------------------




* Assumes each underlying Collateral index remains constant at the below levels and all collateral pays at 30% CPR.

1 Month LIBOR:              1.6700
6 Month LIBOR:              1.9900
1 Year LIBOR:               2.3000
1 Year CMT:                 1.9830

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated

Group 9A - Flat LIBOR*

Note: All Group 9A LIBOR Certificates are subject to an 11.00% hard cap.





---------------------------------------------------------   ---------------------------------------------------------
                                Available**   Available**                                    Available**   Available**
        Distribution    Day      Funds Caps    Funds Caps            Distribution    Day      Funds Caps    Funds Caps
Period       Date      Count       30/360        Act/360     Period       Date      Count      30/360        Act/360
---------------------------------------------------------   ---------------------------------------------------------
    1      25-Oct-04     26         6.1903        7.1427        37     25-Oct-07     30         5.2815        5.2815
    2      25-Nov-04     31         6.1902        5.9905        38     25-Nov-07     31         5.2816        5.1112
    3      25-Dec-04     30         6.1901        6.1901        39     25-Dec-07     30         5.2818        5.2818
    4      25-Jan-05     31         6.1894        5.9897        40     25-Jan-08     31         5.2819        5.1115
    5      25-Feb-05     31         6.1904        5.9907        41     25-Feb-08     31         5.2820        5.1116
    6      25-Mar-05     28         6.1921        6.6344        42     25-Mar-08     29         5.2822        5.4643
    7      25-Apr-05     31         6.1920        5.9923        43     25-Apr-08     31         5.2823        5.1119
    8      25-May-05     30         6.1919        6.1919        44     25-May-08     30         5.2825        5.2825
    9      25-Jun-05     31         6.1918        5.9921        45     25-Jun-08     31         5.2809        5.1105
    10     25-Jul-05     30         6.1916        6.1916        46     25-Jul-08     30         5.2810        5.2810
    11     25-Aug-05     31         6.1875        5.9879        47     25-Aug-08     31         5.2811        5.1107
    12     25-Sep-05     31         6.1794        5.9801        48     25-Sep-08     31         5.2811        5.1107
---------------------------------------------------------     -------------------------------------------------------
    13     25-Oct-05     30         6.1779        6.1779        49     25-Oct-08     30         5.2812        5.2812
    14     25-Nov-05     31         6.1778        5.9785        50     25-Nov-08     31         5.2812        5.1108
    15     25-Dec-05     30         6.1777        6.1777        51     25-Dec-08     30         5.2814        5.2814
    16     25-Jan-06     31         6.1776        5.9783        52     25-Jan-09     31         5.2815        5.1111
    17     25-Feb-06     31         6.1766        5.9774        53     25-Feb-09     31         5.2817        5.1113
    18     25-Mar-06     28         6.1765        6.6177        54     25-Mar-09     28         5.2818        5.6591
    19     25-Apr-06     31         6.1768        5.9775        55     25-Apr-09     31         5.2819        5.1115
    20     25-May-06     30         6.1773        6.1773        56     25-May-09     30         5.2819        5.2819
    21     25-Jun-06     31         6.1614        5.9626        57     25-Jun-09     31         5.2821        5.1117
    22     25-Jul-06     30         6.1201        6.1201        58     25-Jul-09     30         5.2697        5.2697
    23     25-Aug-06     31         5.9026        5.7122        59     25-Aug-09     31         5.1168        4.9517
    24     25-Sep-06     31         5.7522        5.5666        60     25-Sep-09     31         4.9400        4.7806
---------------------------------------------------------     -------------------------------------------------------
    25     25-Oct-06     30         5.7497        5.7497        61     25-Oct-09     30         4.9401        4.9401
    26     25-Nov-06     31         5.7497        5.5642        62     25-Nov-09     31         4.9401        4.7807
    27     25-Dec-06     30         5.7498        5.7498        63     25-Dec-09     30         4.9402        4.9402
    28     25-Jan-07     31         5.7498        5.5643        64     25-Jan-10     31         4.9402        4.7808
    29     25-Feb-07     31         5.7499        5.5644        65     25-Feb-10     31         4.9402        4.7808
    30     25-Mar-07     28         5.7499        6.1606        66     25-Mar-10     28         4.9403        5.2932
    31     25-Apr-07     31         5.7500        5.5645        67     25-Apr-10     31         4.9403        4.7809
    32     25-May-07     30         5.7488        5.7488        68     25-May-10     30         4.9403        4.9403
    33     25-Jun-07     31         5.7447        5.5594        69     25-Jun-10     31         4.9403        4.7809
    34     25-Jul-07     30         5.7213        5.7213        70     25-Jul-10     30         4.9404        4.9404
    35     25-Aug-07     31         5.5448        5.3659        71     25-Aug-10     31         4.9404        4.7810
    36     25-Sep-07     31         5.2944        5.1236        72     25-Sep-10     31         4.9404        4.7810
---------------------------------------------------------     -------------------------------------------------------


* Assumes each underlying Collateral index remains constant at the below levels and all collateral pays at 30% CPR.

1 Month LIBOR:              1.6700
6 Month LIBOR:              1.9900
1 Year LIBOR:               2.3000
1 Year CMT:                 1.9830

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated

Group 9B - Flat LIBOR*

Note: All Group 9B LIBOR Certificates are subject to an 11.00% hard cap.





---------------------------------------------------------   ---------------------------------------------------------
                                Available**   Available**                                    Available**   Available**
        Distribution    Day      Funds Caps    Funds Caps            Distribution    Day      Funds Caps    Funds Caps
Period       Date      Count       30/360        Act/360     Period       Date      Count      30/360        Act/360
---------------------------------------------------------   ---------------------------------------------------------
    1      25-Oct-04     26         6.1912        7.1437        37     25-Oct-07     30         5.2423        5.2423
    2      25-Nov-04     31         6.1910        5.9913        38     25-Nov-07     31         5.2423        5.0732
    3      25-Dec-04     30         6.1911        6.1911        39     25-Dec-07     30         5.2424        5.2424
    4      25-Jan-05     31         6.1910        5.9913        40     25-Jan-08     31         5.2425        5.0734
    5      25-Feb-05     31         6.1875        5.9879        41     25-Feb-08     31         5.2426        5.0735
    6      25-Mar-05     28         6.1869        6.6288        42     25-Mar-08     29         5.2426        5.4234
    7      25-Apr-05     31         6.1867        5.9871        43     25-Apr-08     31         5.2427        5.0736
    8      25-May-05     30         6.1866        6.1866        44     25-May-08     30         5.2428        5.2428
    9      25-Jun-05     31         6.1862        5.9866        45     25-Jun-08     31         5.2278        5.0592
    10     25-Jul-05     30         6.1861        6.1861        46     25-Jul-08     30         5.2279        5.2279
    11     25-Aug-05     31         6.1747        5.9755        47     25-Aug-08     31         5.2280        5.0594
    12     25-Sep-05     31         6.1711        5.9720        48     25-Sep-08     31         5.2281        5.0595
--------------------------------------------------------------------------------------------------------------------
    13     25-Oct-05     30         6.1705        6.1705        49     25-Oct-08     30         5.2281        5.2281
    14     25-Nov-05     31         6.1695        5.9705        50     25-Nov-08     31         5.2282        5.0595
    15     25-Dec-05     30         6.1694        6.1694        51     25-Dec-08     30         5.2280        5.2280
    16     25-Jan-06     31         6.1685        5.9695        52     25-Jan-09     31         5.2272        5.0586
    17     25-Feb-06     31         6.1683        5.9693        53     25-Feb-09     31         5.2273        5.0587
    18     25-Mar-06     28         6.1680        6.6086        54     25-Mar-09     28         5.2274        5.6008
    19     25-Apr-06     31         6.1675        5.9685        55     25-Apr-09     31         5.2275        5.0589
    20     25-May-06     30         6.1663        6.1663        56     25-May-09     30         5.2275        5.2275
    21     25-Jun-06     31         6.1621        5.9633        57     25-Jun-09     31         5.2240        5.0555
    22     25-Jul-06     30         6.1204        6.1204        58     25-Jul-09     30         5.2112        5.2112
    23     25-Aug-06     31         5.8973        5.7071        59     25-Aug-09     31         5.0679        4.9044
    24     25-Sep-06     31         5.6745        5.4915        60     25-Sep-09     31         4.9654        4.8052
--------------------------------------------------------------------------------------------------------------------
    25     25-Oct-06     30         5.6658        5.6658        61     25-Oct-09     30         4.9644        4.9644
    26     25-Nov-06     31         5.6658        5.4830        62     25-Nov-09     31         4.9644        4.8043
    27     25-Dec-06     30         5.6649        5.6649        63     25-Dec-09     30         4.9645        4.9645
    28     25-Jan-07     31         5.6638        5.4811        64     25-Jan-10     31         4.9645        4.8044
    29     25-Feb-07     31         5.6638        5.4811        65     25-Feb-10     31         4.9645        4.8044
    30     25-Mar-07     28         5.6618        6.0662        66     25-Mar-10     28         4.9645        5.3191
    31     25-Apr-07     31         5.6618        5.4792        67     25-Apr-10     31         4.9646        4.8045
    32     25-May-07     30         5.6612        5.6612        68     25-May-10     30         4.9646        4.9646
    33     25-Jun-07     31         5.6594        5.4768        69     25-Jun-10     31         4.9646        4.8045
    34     25-Jul-07     30         5.6315        5.6315        70     25-Jul-10     30         4.9646        4.9646
    35     25-Aug-07     31         5.4448        5.2692        71     25-Aug-10     31         4.9647        4.8045
    36     25-Sep-07     31         5.2557        5.0862        72     25-Sep-10     31         4.9647        4.8045
--------------------------------------------------------------------------------------------------------------------


* Assumes each underlying Collateral index remains constant at the below levels and all collateral pays at 30% CPR.

1 Month LIBOR:              1.6700
6 Month LIBOR:              1.9900
1 Year LIBOR:               2.3000
1 Year CMT:                 1.9830

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated

Group 9 - Stressed LIBOR*
Note: All Group 9 LIBOR Certificates are subject to an 11.00% hard cap.





---------------------------------------------------------   ---------------------------------------------------------
                                Available**   Available**                                    Available**   Available**
        Distribution    Day      Funds Caps    Funds Caps            Distribution    Day      Funds Caps    Funds Caps
Period       Date      Count       30/360        Act/360     Period       Date      Count      30/360        Act/360
---------------------------------------------------------   ---------------------------------------------------------
     1     25-Oct-04     26         6.1908        7.1432        37     25-Oct-07     30          9.7831        9.7831
     2     25-Nov-04     31         6.1906        5.9909        38     25-Nov-07     31          9.7874        9.4717
     3     25-Dec-04     30         6.1911        6.1911        39     25-Dec-07     30          9.7922        9.7922
     4     25-Jan-05     31         6.1944        5.9946        40     25-Jan-08     31          9.8162        9.4995
     5     25-Feb-05     31         6.2069        6.0067        41     25-Feb-08     31          9.9400        9.6194
     6     25-Mar-05     28         6.2239        6.6685        42     25-Mar-08     29         10.0633       10.4103
     7     25-Apr-05     31         6.2238        6.0230        43     25-Apr-08     31         10.0726        9.7477
     8     25-May-05     30         6.2237        6.2237        44     25-May-08     30         10.0752       10.0752
     9     25-Jun-05     31         6.2273        6.0264        45     25-Jun-08     31         10.1234        9.7968
    10     25-Jul-05     30         6.2350        6.2350        46     25-Jul-08     30         10.1453       10.1453
    11     25-Aug-05     31         6.3178        6.1140        47     25-Aug-08     31         10.2681        9.9369
    12     25-Sep-05     31         6.3890        6.1829        48     25-Sep-08     31         10.3587       10.0245
---------------------------------------------------------       ------------------------------------------------------
    13     25-Oct-05     30         6.3909        6.3909        49     25-Oct-08     30         10.3679       10.3679
    14     25-Nov-05     31         6.3924        6.1862        50     25-Nov-08     31         10.3695       10.0350
    15     25-Dec-05     30         6.3940        6.3940        51     25-Dec-08     30         10.3708       10.3708
    16     25-Jan-06     31         6.3960        6.1897        52     25-Jan-09     31         10.3741       10.0395
    17     25-Feb-06     31         6.4123        6.2055        53     25-Feb-09     31         10.3748       10.0401
    18     25-Mar-06     28         6.4315        6.8909        54     25-Mar-09     28         10.3760       11.1171
    19     25-Apr-06     31         6.4333        6.2258        55     25-Apr-09     31         10.3762       10.0415
    20     25-May-06     30         6.4439        6.4439        56     25-May-09     30         10.3783       10.3783
    21     25-Jun-06     31         6.4790        6.2700        57     25-Jun-09     31         10.3888       10.0537
    22     25-Jul-06     30         6.5970        6.5970        58     25-Jul-09     30         10.4401       10.4401
    23     25-Aug-06     31         7.2701        7.0356        59     25-Aug-09     31         10.9636       10.6099
    24     25-Sep-06     31         7.7679        7.5173        60     25-Sep-09     31         11.3885       11.0211
---------------------------------------------------------       ------------------------------------------------------
    25     25-Oct-06     30         7.7823        7.7823        61     25-Oct-09     30         11.3904       11.3904
    26     25-Nov-06     31         7.7875        7.5363        62     25-Nov-09     31         11.3904       11.0230
    27     25-Dec-06     30         7.8008        7.8008        63     25-Dec-09     30         11.3904       11.3904
    28     25-Jan-07     31         7.8399        7.5870        64     25-Jan-10     31         11.3905       11.0231
    29     25-Feb-07     31         8.0298        7.7708        65     25-Feb-10     31         11.3923       11.0248
    30     25-Mar-07     28         8.1887        8.7736        66     25-Mar-10     28         11.3923       12.2060
    31     25-Apr-07     31         8.1934        7.9291        67     25-Apr-10     31         11.3924       11.0249
    32     25-May-07     30         8.2029        8.2029        68     25-May-10     30         11.3924       11.3924
    33     25-Jun-07     31         8.2255        7.9602        69     25-Jun-10     31         11.3924       11.0249
    34     25-Jul-07     30         8.3340        8.3340        70     25-Jul-10     30         11.3924       11.3924
    35     25-Aug-07     31         9.0369        8.7454        71     25-Aug-10     31         11.3937       11.0262
    36     25-Sep-07     31         9.7505        9.4360        72     25-Sep-10     31         11.3937       11.0262
---------------------------------------------------------       ------------------------------------------------------

* Assumes each underlying Collateral index instantaneously rises to 20.00% and all collateral pays at 30% CPR.

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated

Group 9A - Stressed LIBOR*

Note: All Group 9A LIBOR Certificates are subject to an 11.00% hard cap.





---------------------------------------------------------   ---------------------------------------------------------
                                Available**   Available**                                    Available**   Available**
        Distribution    Day      Funds Caps    Funds Caps            Distribution    Day      Funds Caps    Funds Caps
Period       Date      Count       30/360        Act/360     Period       Date      Count      30/360        Act/360
---------------------------------------------------------   ---------------------------------------------------------
     1     25-Oct-04     26         6.1903        7.1427        37     25-Oct-07     30          9.6952        9.6952
     2     25-Nov-04     31         6.1902        5.9905        38     25-Nov-07     31          9.6993        9.3864
     3     25-Dec-04     30         6.1901        6.1901        39     25-Dec-07     30          9.7063        9.7063
     4     25-Jan-05     31         6.1978        5.9979        40     25-Jan-08     31          9.7290        9.4152
     5     25-Feb-05     31         6.2069        6.0067        41     25-Feb-08     31          9.8565        9.5385
     6     25-Mar-05     28         6.2224        6.6669        42     25-Mar-08     29         10.0020       10.3469
     7     25-Apr-05     31         6.2223        6.0216        43     25-Apr-08     31         10.0109        9.6880
     8     25-May-05     30         6.2222        6.2222        44     25-May-08     30         10.0150       10.0150
     9     25-Jun-05     31         6.2221        6.0214        45     25-Jun-08     31         10.0296        9.7061
    10     25-Jul-05     30         6.2281        6.2281        46     25-Jul-08     30         10.0523       10.0523
    11     25-Aug-05     31         6.2852        6.0825        47     25-Aug-08     31         10.1808        9.8524
    12     25-Sep-05     31         6.3488        6.1440        48     25-Sep-08     31         10.2699        9.9386
---------------------------------------------------------      -------------------------------------------------------
    13     25-Oct-05     30         6.3514        6.3514        49     25-Oct-08     30         10.2788       10.2788
    14     25-Nov-05     31         6.3514        6.1465        50     25-Nov-08     31         10.2822        9.9505
    15     25-Dec-05     30         6.3513        6.3513        51     25-Dec-08     30         10.2832       10.2832
    16     25-Jan-06     31         6.3533        6.1484        52     25-Jan-09     31         10.2844        9.9526
    17     25-Feb-06     31         6.3682        6.1628        53     25-Feb-09     31         10.2857        9.9539
    18     25-Mar-06     28         6.3858        6.8419        54     25-Mar-09     28         10.2881       11.0230
    19     25-Apr-06     31         6.3871        6.1811        55     25-Apr-09     31         10.2883        9.9564
    20     25-May-06     30         6.4008        6.4008        56     25-May-09     30         10.2928       10.2928
    21     25-Jun-06     31         6.4615        6.2531        57     25-Jun-09     31         10.2930        9.9610
    22     25-Jul-06     30         6.5771        6.5771        58     25-Jul-09     30         10.3375       10.3375
    23     25-Aug-06     31         7.2630        7.0287        59     25-Aug-09     31         10.8739       10.5231
    24     25-Sep-06     31         7.6737        7.4262        60     25-Sep-09     31         11.3915       11.0240
---------------------------------------------------------      -------------------------------------------------------
    25     25-Oct-06     30         7.6825        7.6825        61     25-Oct-09     30         11.3915       11.3915
    26     25-Nov-06     31         7.6871        7.4391        62     25-Nov-09     31         11.3915       11.0240
    27     25-Dec-06     30         7.7074        7.7074        63     25-Dec-09     30         11.3915       11.3915
    28     25-Jan-07     31         7.7446        7.4948        64     25-Jan-10     31         11.3915       11.0240
    29     25-Feb-07     31         7.9419        7.6857        65     25-Feb-10     31         11.3915       11.0240
    30     25-Mar-07     28         8.0689        8.6453        66     25-Mar-10     28         11.3915       12.2052
    31     25-Apr-07     31         8.0714        7.8110        67     25-Apr-10     31         11.3915       11.0240
    32     25-May-07     30         8.0849        8.0849        68     25-May-10     30         11.3916       11.3916
    33     25-Jun-07     31         8.1214        7.8594        69     25-Jun-10     31         11.3916       11.0241
    34     25-Jul-07     30         8.2280        8.2280        70     25-Jul-10     30         11.3916       11.3916
    35     25-Aug-07     31         8.9002        8.6131        71     25-Aug-10     31         11.3916       11.0241
    36     25-Sep-07     31         9.6643        9.3525        72     25-Sep-10     31         11.3916       11.0241
---------------------------------------------------------      -------------------------------------------------------


* Assumes each underlying Collateral index instantaneously rises to 20.00% and all collateral pays at 30% CPR.

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated

Group 9B - Stressed LIBOR*
Note: All Group 9B LIBOR Certificates are subject to an 11.00% hard cap.





---------------------------------------------------------   ---------------------------------------------------------
                                Available**   Available**                                    Available**   Available**
        Distribution    Day      Funds Caps    Funds Caps            Distribution    Day      Funds Caps    Funds Caps
Period       Date      Count       30/360        Act/360     Period       Date      Count      30/360        Act/360
---------------------------------------------------------   ---------------------------------------------------------
    1      25-Oct-04     26         6.1912       7.1437         37     25-Oct-07     30          9.8518        9.8518
    2      25-Nov-04     31         6.1910       5.9913         38     25-Nov-07     31          9.8562        9.5383
    3      25-Dec-04     30         6.1919       6.1919         39     25-Dec-07     30          9.8592        9.8592
    4      25-Jan-05     31         6.1918       5.9921         40     25-Jan-08     31          9.8842        9.5654
    5      25-Feb-05     31         6.2069       6.0067         41     25-Feb-08     31         10.0051        9.6824
    6      25-Mar-05     28         6.2251       6.6698         42     25-Mar-08     29         10.1111       10.4598
    7      25-Apr-05     31         6.2249       6.0241         43     25-Apr-08     31         10.1207        9.7942
    8      25-May-05     30         6.2248       6.2248         44     25-May-08     30         10.1222       10.1222
    9      25-Jun-05     31         6.2314       6.0304         45     25-Jun-08     31         10.1967        9.8678
    10     25-Jul-05     30         6.2404       6.2404         46     25-Jul-08     30         10.2178       10.2178
    11     25-Aug-05     31         6.3432       6.1386         47     25-Aug-08     31         10.3363       10.0029
    12     25-Sep-05     31         6.4203       6.2132         48     25-Sep-08     31         10.4280       10.0916
---------------------------------------------------------   ---------------------------------------------------------
    13     25-Oct-05     30         6.4217       6.4217         49     25-Oct-08     30         10.4374       10.4374
    14     25-Nov-05     31         6.4245       6.2173         50     25-Nov-08     31         10.4377       10.1010
    15     25-Dec-05     30         6.4274       6.4274         51     25-Dec-08     30         10.4391       10.4391
    16     25-Jan-06     31         6.4293       6.2219         52     25-Jan-09     31         10.4441       10.1072
    17     25-Feb-06     31         6.4466       6.2386         53     25-Feb-09     31         10.4443       10.1074
    18     25-Mar-06     28         6.4672       6.9291         54     25-Mar-09     28         10.4446       11.1906
    19     25-Apr-06     31         6.4695       6.2608         55     25-Apr-09     31         10.4448       10.1079
    20     25-May-06     30         6.4776       6.4776         56     25-May-09     30         10.4451       10.4451
    21     25-Jun-06     31         6.4928       6.2834         57     25-Jun-09     31         10.4636       10.1261
    22     25-Jul-06     30         6.6125       6.6125         58     25-Jul-09     30         10.5202       10.5202
    23     25-Aug-06     31         7.2756       7.0409         59     25-Aug-09     31         11.0335       10.6776
    24     25-Sep-06     31         7.8415       7.5885         60     25-Sep-09     31         11.3861       11.0188
---------------------------------------------------------   ---------------------------------------------------------
    25     25-Oct-06     30         7.8602       7.8602         61     25-Oct-09     30         11.3896       11.3896
    26     25-Nov-06     31         7.8659       7.6122         62     25-Nov-09     31         11.3896       11.0222
    27     25-Dec-06     30         7.8737       7.8737         63     25-Dec-09     30         11.3896       11.3896
    28     25-Jan-07     31         7.9144       7.6591         64     25-Jan-10     31         11.3896       11.0222
    29     25-Feb-07     31         8.0984       7.8372         65     25-Feb-10     31         11.3930       11.0255
    30     25-Mar-07     28         8.2821       8.8737         66     25-Mar-10     28         11.3930       12.2068
    31     25-Apr-07     31         8.2887       8.0213         67     25-Apr-10     31         11.3930       11.0255
    32     25-May-07     30         8.2951       8.2951         68     25-May-10     30         11.3930       11.3930
    33     25-Jun-07     31         8.3067       8.0387         69     25-Jun-10     31         11.3930       11.0255
    34     25-Jul-07     30         8.4167       8.4167         70     25-Jul-10     30         11.3931       11.3931
    35     25-Aug-07     31         9.1436       8.8486         71     25-Aug-10     31         11.3954       11.0278
    36     25-Sep-07     31         9.8179       9.5012         72     25-Sep-10     31         11.3954       11.0278
---------------------------------------------------------   ---------------------------------------------------------


* Assumes each underlying Collateral index instantaneously rises to 20.00% and all collateral pays at 30% CPR.

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated

VII. Break Even CDR Loss Scenarios


 Loss Scenarios:
----------------------------------------------------------------------------------------------------------------
          9-M-1                 75% Pricing Speed           100% Pricing Speed          125% Pricing Speed
----------------------------------------------------------------------------------------------------------------
                                     22.5% CPR                  30.0% CPR                    37.5% CPR
----------------------------------------------------------------------------------------------------------------
       Break even CDR:               8.35 CDR                    8.94 CDR                    9.67 CDR
    Principal Writedown:         13,685.98 (0.05%)            7,567.47 (0.03%)           8,191.84 (0.03%)
    Total Collat Loss:          39,716,817.70 (8.75%)       32,762,125.03 (7.22%)       28,257,466.36 (6.23%)
----------------------------------------------------------------------------------------------------------------
          9-M-2                 75% Pricing Speed           100% Pricing Speed          125% Pricing Speed
----------------------------------------------------------------------------------------------------------------
                                     22.5% CPR                  30.0% CPR                    37.5% CPR
----------------------------------------------------------------------------------------------------------------
       Break even CDR:               6.22 CDR                    6.23 CDR                    6.30 CDR
    Principal Writedown:         6,169.20 (0.07%)            22,143.19 (0.24%)           15,975.11 (0.18%)
    Total Collat Loss:         31,313,556.95 (6.90%)       24,071,810.85 (5.30%)       19,339,186.19 (4.26%)
----------------------------------------------------------------------------------------------------------------
          9-M-3                 75% Pricing Speed           100% Pricing Speed          125% Pricing Speed
----------------------------------------------------------------------------------------------------------------
                                     22.5% CPR                  30.0% CPR                    37.5% CPR
----------------------------------------------------------------------------------------------------------------
       Break even CDR:                5.4 CDR                    5.25 CDR                    5.10 CDR
    Principal Writedown:         27,965.83 (0.82%)            22,721.31 (0.67%)           7,616.74 (0.22%)
    Total Collat Loss:        27,810,107.88 (6.13%)        20,692,206.67 (4.56%)        15,942,743.49 (3.51%)
----------------------------------------------------------------------------------------------------------------
          9-M-4                 75% Pricing Speed           100% Pricing Speed          125% Pricing Speed
----------------------------------------------------------------------------------------------------------------
                                     22.5% CPR                  30.0% CPR                    37.5% CPR
----------------------------------------------------------------------------------------------------------------
     Break even CDR:                 5.02 CDR                    4.65 CDR                    4.35 CDR
    Principal Writedown:        95,124.35 (4.19%)            59,010.27 (2.60%)           32,915.80 (1.45%)
     Total Collat Loss:        26,131,224.53 (5.76%)         18,555,349.96 (4.09%)       13,756,082.34 (3.03%)
----------------------------------------------------------------------------------------------------------------
       Loss Severity                   35%                         35%                         35%
     Servicer Advances                 100%                         100%                      100%
      Liquidation Lag                   12                          12                          12
         Triggers                   In Effect                   In Effect                   In Effect
    Optional Redemption               Never                        Never                      Never
       LIBOR_1MO                    See Below                   See Below                   See Below
       LIBOR_6MO                    See Below                   See Below                   See Below
       LIBOR_1YR                    See Below                   See Below                   See Below
            CMT_1YR                 See Below                   See Below                   See Below
----------------------------------------------------------------------------------------------------------------




    [GRAPHIC OMITTED]

  VIII. CONTACTS


        ----------------------------------------------------------------------------------------------------------------------
                                                          ARMs TRADING DESK
        ----------------------------------------------------------------------------------------------------------------------
                      Contact                        Phone                   Fax                         E-mail
        Mark Tecotzky                            212-538-3831           212-743-5384             mark.tecotzky@csfb.com
        Managing Director - ARM Trading

        Andrew Belcher                           212-538-3831           212-743-5384            andrew.belcher@csfb.com
        Associate - ARM Trading

        Patrick Gallagher                        212-538-3831           212-743-5384           patrick.gallagher@csfb.com
        Associate - ARM Structuring

        James Buccola                            212-538-3831           212-743-4863             james.buccola@csfb.com
        Analyst

        ----------------------------------------------------------------------------------------------------------------------
                                                         STRUCTURED FINANCE
        ----------------------------------------------------------------------------------------------------------------------
                      Contact                        Phone                   Fax                         E-mail
        John P. Graham                           212-325-6201           212-743-4683             john.p.graham@csfb.com
        Director

        Bruce Kaiserman                          212-538-1662           617-326-7636            bruce.kaiserman@csfb.com
        Director

        Peter J. Sack                            212-325-7862           212-743-5261              peter.sack@csfb.com
        Vice President

        Josef Bittman                            212-538-6611           212-743-4506             josef.bittman@csfb.com
        Associate

        ----------------------------------------------------------------------------------------------------------------------
                                                             COLLATERAL
        ----------------------------------------------------------------------------------------------------------------------
                      Contact                        Phone                   Fax                         E-mail
        Bryan Gallagher                          212-325-0317           212-743-4877            bryan.Gallagher@csfb.com
        Vice President

        Michael De Palma                         212-538-5423           212-743-4876            michael.depalma@csfb.com
        Collateral Analyst

IX.   COLLATERAL SUMMARY

NOTE: Information contained herein reflects the September 1, 2004 cut-off date scheduled balances and may include a portion of the prefunding.


-------------------------------------------------------------------------------------------------------------
                                      Loan Group 1 Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [5.143]%             Total Loan Balance                $[71,440,911.39]
Net WAC                           [4.756]%             Average Loan Balance                 $[513,963.39]
WA Gross Margin                   [2.302]%             Maximum Loan Balance               $[1,997,758.91]
WA Net Margin                     [1.915]%             California Concentration                  [59.86]%
Index:  6 Month LIBOR             [68.13]%             Northern CA Concentration                 [28.82]%
           1 Year LIBOR           [27.51]%             Southern CA Concentration                 [31.04]%
           1 Year CMT              [4.37]%             WA Original LTV                           [73.30]%
                                                       WA Credit Score                              [725]
WA Months to Reset                    [33]             Full/Alt Doc*                             [40.51]%
Interest Only Loans               [73.54]%             Reduced Doc*                              [40.29]%
WAM                                  [358]             Prepayment Penalties                      [15.81]%


-------------------------------------------------------------------------------------------------------------
                                      Loan Group 2 Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                           [5.491]%           Total Loan Balance               $[178,117,754.12]
Net WAC                             [5.081]%           Average Loan Balance                 $[528,539.33]
WA Gross Margin                     [2.322]%           Maximum Loan Balance               $[2,000,000.00]
WA Net Margin                       [1.911]%           California Concentration                  [51.80]%
Index:  6 Month LIBOR               [30.96]%           Northern CA Concentration                 [27.96]%
           1 Year LIBOR             [42.99]%           Southern CA Concentration                 [23.84]%
           1 Year CMT               [26.05]%           WA Original LTV                           [72.90]%
                                                       WA Credit Score                              [728]
WA Months to Reset                      [58]           Full/Alt Doc*                             [43.55]%
Interest Only Loans                 [72.09]%           Reduced Doc*                              [27.75]%
WAM                                    [358]           Prepayment Penalties                       [8.79]%


-------------------------------------------------------------------------------------------------------------
                                      Loan Group 3 Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [5.408]%             Total Loan Balance                $[41,576,434.38]
Net WAC                           [5.001]%             Average Loan Balance                 $[307,973.59]
WA Gross Margin                   [2.390]%             Maximum Loan Balance               $[2,500,000.00]
WA Net Margin                     [1.982]%             California Concentration                  [22.21]%
Index:  6 Month LIBOR             [31.90]%             Northern CA Concentration                  [8.55]%
           1 Year LIBOR           [46.68]%             Southern CA Concentration                 [13.66]%
           1 Year CMT             [21.42]%             WA Original LTV                           [71.10]%
                                                       WA Credit Score                              [736]
WA Months to Reset                    [81]             Full/Alt Doc*                             [87.53]%
Interest Only Loans               [42.87]%             Reduced Doc*                               [5.08]%
WAM                                  [357]             Prepayment Penalties                       [3.61]%
------------------------------------------------------------------------------------------------------------


NOTE: Information contained herein reflects the September 1, 2004 cut-off date scheduled balances and may include a portion of the prefunding.


-------------------------------------------------------------------------------------------------------------
                                      Loan Group 4 Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [5.846]%             Total Loan Balance               $[136,407,637.26]
Net WAC                           [5.564]%             Average Loan Balance                 $[490,674.95]
WA Gross Margin                   [2.276]%             Maximum Loan Balance               $[2,000,000.00]
WA Net Margin                     [1.994]%             California Concentration                  [57.35]%
Index:  6 Month LIBOR              [9.30]%             Northern CA Concentration                 [18.62]%
           1 Year LIBOR           [90.70]%             Southern CA Concentration                 [38.73]%
           1 Year CMT              [0.00]%             WA Original LTV                           [72.43]%
                                                       WA Credit Score                              [739]
WA Months to Reset                   [119]             Full/Alt Doc*                             [40.41]%
Interest Only Loans               [66.16]%             Reduced Doc*                              [57.69]%
WAM                                  [359]             Prepayment Penalties                       [2.65]%


-------------------------------------------------------------------------------------------------------------
                                      Loan Group 5 Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [5.161]%             Total Loan Balance                $[87,789,051.77]
Net WAC                           [4.770]%             Average Loan Balance                 $[208,525.06]
WA Gross Margin                   [2.392]%             Maximum Loan Balance                 $[637,933.44]
WA Net Margin                     [2.001]%             California Concentration                  [35.52]%
Index:  6 Month LIBOR             [93.68]%             Northern CA Concentration                 [10.73]%
           1 Year LIBOR            [6.12]%             Southern CA Concentration                 [24.79]%
           1 Year CMT              [0.20]%             WA Original LTV                           [75.69]%
                                                       WA Credit Score                              [712]
WA Months to Reset                    [32]             Full/Alt Doc*                             [49.09]%
Interest Only Loans               [76.15]%             Reduced Doc*                              [32.80]%
WAM                                  [358]             Prepayment Penalties                      [26.12]%


-------------------------------------------------------------------------------------------------------------
                                      Loan Group 6 Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [5.682]%             Total Loan Balance               $[139,110,017.17]
Net WAC                           [5.281]%             Average Loan Balance                 $[198,445.10]
WA Gross Margin                   [2.431]%             Maximum Loan Balance                 $[475,180.30]
WA Net Margin                     [2.029]%             California Concentration                  [24.60]%
Index:  6 Month LIBOR             [74.53]%             Northern CA Concentration                 [10.70]%
           1 Year LIBOR           [16.75]%             Southern CA Concentration                 [13.90]%
           1 Year CMT              [8.72]%             WA Original LTV                           [75.73]%
                                                       WA Credit Score                              [722]
WA Months to Reset                    [58]             Full/Alt Doc*                             [46.31]%
Interest Only Loans               [69.91]%             Reduced Doc*                              [37.49]%
WAM                                  [358]             Prepayment Penalties                      [26.38]%
-------------------------- ------------------ -------- ------------------------------ -----------------------

NOTE: Information contained herein reflects the September 1, 2004 cut-off date scheduled balances and may include a portion of the prefunding.


-------------------------------------------------------------------------------------------------------------
                                      Loan Group 7 Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [3.429]%             Total Loan Balance                $[48,987,403.63]
Net WAC                           [3.053]%             Average Loan Balance                 $[379,747.31]
WA Gross Margin                   [2.071]%             Maximum Loan Balance               $[2,000,000.00]
WA Net Margin                     [1.695]%             California Concentration                  [43.54]%
Index:  1 Month LIBOR            [100.00]%             Northern CA Concentration                  [9.85]%
                                                       Southern CA Concentration                 [33.68]%
                                                       WA Original LTV                           [71.90]%
                                                       WA Credit Score                              [719]
WA Months to Reset                     [1]             Full/Alt Doc*                             [54.38]%
Interest Only Loans               [99.20]%             Reduced Doc*                              [45.62]%
WAM                                  [358]             Prepayment Penalties                       [0.00]%


-------------------------------------------------------------------------------------------------------------
                                      Loan Group 8 Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [3.814]%             Total Loan Balance                $[58,891,632.84]
Net WAC                           [3.467]%             Average Loan Balance                 $[408,969.67]
WA Gross Margin                   [2.276]%             Maximum Loan Balance               $[1,500,000.00]
WA Net Margin                     [1.930]%             California Concentration                  [23.78]%
Index:  6 Month LIBOR            [100.00]%             Northern CA Concentration                 [12.63]%
           1 Year LIBOR            [0.00]%             Southern CA Concentration                 [11.16]%
           1 Year CMT              [0.00]%             WA Original LTV                           [72.81]%
                                                       WA Credit Score**                            [720]
WA Months to Reset                     [4]             Full/Alt Doc*                             [64.29]%
Interest Only Loans               [92.99]%             Reduced Doc*                              [33.59]%
WAM                                  [358]             Prepayment Penalties                      [27.11]%


-------------------------------------------------------------------------------------------------------------
                             Loan Group 1,2,3,4,5,6,7 and 8 Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [5.252]%             Total Loan Balance               $[762,320,842.55]
Net WAC                           [4.878]%             Average Loan Balance                 $[333,765.69]
WA Gross Margin                   [2.324]%             Maximum Loan Balance               $[2,500,000.00]
WA Net Margin                     [1.950]%             California Concentration                  [42.40]%
Index:  6 Month LIBOR             [49.14]%             Northern CA Concentration                 [17.83]%
           1 Year LIBOR           [35.16]%             Southern CA Concentration                 [24.57]%
           1 Year CMT              [9.28]%             WA Original LTV                           [73.52]%
                                                       WA Credit Score**                            [726]
WA Months to Reset                    [57]             Full/Alt Doc*                             [48.54]%
Interest Only Loans               [73.00]%             Reduced Doc*                              [37.00]%
WAM                                  [358]             Prepayment Penalties                      [14.12]%


NOTE: Information contained herein reflects the September 1, 2004 cut-off date scheduled balances and may include a portion of the prefunding.

-------------------------------------------------------------------------------------------------------------
                                      Loan Group 9A Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [6.467]%             Total Loan Balance               $[198,994,673.80]
Net WAC                           [6.190]%             Average Loan Balance                 $[194,520.70]
WA Gross Margin                   [3.215]%             Maximum Loan Balance                 $[618,365.41]
WA Net Margin                     [2.939]%             California Concentration                  [29.08]%
Index:  6 Month LIBOR             [94.74]%             Northern CA Concentration                  [9.64]%
           1 Year LIBOR            [5.20]%             Southern CA Concentration                 [19.44]%
           1 Year CMT              [0.07]%             WA Original LTV                           [79.44]%
                                                       WA Credit Score**                            [701]
WA Months to Reset                    [33]             Full/Alt Doc*                             [15.93]%
Interest Only Loans               [41.30]%             Reduced Doc*                              [59.43]%
WAM                                  [358]             Prepayment Penalties                      [50.55]%



-------------------------------------------------------------------------------------------------------------
                                      Loan Group 9B Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [6.481]%             Total Loan Balance               $[254,766,722.83]
Net WAC                           [6.191]%             Average Loan Balance                 $[290,497.97]
WA Gross Margin                   [3.246]%             Maximum Loan Balance               $[1,996,374.15]
WA Net Margin                     [2.956]%             California Concentration                  [34.84]%
Index:  6 Month LIBOR             [91.30]%             Northern CA Concentration                 [13.25]%
           1 Year LIBOR            [7.75]%             Southern CA Concentration                 [21.58]%
           1 Year CMT              [0.95]%             WA Original LTV                           [78.91]%
                                                       WA Credit Score**                            [702]
WA Months to Reset                    [31]             Full/Alt Doc*                             [16.52]%
Interest Only Loans               [42.38]%             Reduced Doc*                              [59.96]%
WAM                                  [358]             Prepayment Penalties                      [48.98]%


NOTE: Information contained herein reflects the September 1, 2004 cut-off date scheduled balances and may include a portion of the prefunding.


-------------------------------------------------------------------------------------------------------------
                                  Loan Group 9A and 9B Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [6.475]%             Total Loan Balance               $[453,761,396.63]
Net WAC                           [6.191]%             Average Loan Balance                 $[238,821.79]
WA Gross Margin                   [3.233]%             Maximum Loan Balance               $[1,996,374.15]
WA Net Margin                     [2.949]%             California Concentration                  [32.31]%
Index:  6 Month LIBOR             [92.81]%             Northern CA Concentration                 [11.67]%
           1 Year LIBOR            [6.63]%             Southern CA Concentration                 [20.64]%
           1 Year CMT              [0.56]%             WA Original LTV                           [79.14]%
                                                       WA Credit Score**                            [702]
WA Months to Reset                    [32]             Full/Alt Doc*                             [16.26]%
Interest Only Loans               [41.91]%             Reduced Doc*                              [59.73]%
WAM                                  [358]             Prepayment Penalties                      [49.67]%


*The mortgage loans have been originated under "full" or "alternative," "reduced documentation," "stated income/stated assets" or "no income/no asset" programs. The "alternative," "reduced," "stated income/stated asset" and "no income/no asset" programs generally require either alternative or less documentation and verification than do full documentation programs which generally require standard Fannie Mae/Freddie Mac approved forms for verification of income/employment, assets and certain payment histories. Generally, an "alternative" documentation program requires information regarding the mortgagor's income (i.e., W-2 forms, tax returns and/or pay stubs) and assets (i.e., bank statements) as does a "full doc" loan, however, alternative forms of standard verifications are used. Generally, under both "full" and "alternative" documentation programs at least one year of income documentation is provided. Generally, under a "reduced documentation" program, either no verification of a mortgagor's stated income is undertaken by the originator or no verification of a mortgagor's assets is undertaken by the originator. Under a "stated income/stated assets" program, no verification of either a mortgagor's income or a mortgagor's assets is undertaken by the originator although both income and assets are stated on the loan application and a "reasonableness test" is applied. Generally, under a "no income/no asset" program, the mortgagor is not required to state his or her income or assets and therefore, no verification of such mortgagor's income or assets is undertaken by the originator. The underwriting for such mortgage loans may be based primarily or entirely on the estimated value of the mortgaged property and the LTV ratio at origination as well as on the payment history and credit score.

**Where Available